Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 537	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 538	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 587-3400

Elisabeth Dahl

Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

Cassandra W. Borchers, Esq.

Thompson Hine LLP

312 Walnut Street, 20th Floor

Cincinnati, OH 45202

(513) 352-6632

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _______ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _______ pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Crawford Large Cap Dividend Fund

CLASS I (CDGIX)
CLASS C (CDGCX)

PROSPECTUS

April 30, 2022

INVESTMENT OBJECTIVE:
Total Return

600 Galleria Parkway, SE
Suite 1650
Atlanta, GA 30339

www.crawfordinvestmentfunds.com

(800) 431-1716

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Risks	2
Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies of the Fund	6
Principal Risks of Investing in the Fund	7
Changes in Investment Objective or Policies	9
Temporary Defensive Positions	10
Portfolio Holdings	10
Cybersecurity	10
ACCOUNT INFORMATION	10
How to Buy Shares	10
How to Redeem Shares	13
Determination of Net Asset Value	17
Dividends, Distributions and Taxes	17
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	19
FINANCIAL HIGHLIGHTS	21
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Crawford Large Cap Dividend Fund (the “Fund”) is total return. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Class I	Class C

Maximum Deferred Sales Charge (Load)	None	1.00% [1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class C
Management Fees	0.50%	0.50%
Distribution and Shareholder Service (12b-1) Fees	None	1.00%
Other Expenses [2]	0.39%	0.39%
Acquired Fund Fees and Expenses [3]	0.00%	0.00%
Total Annual Fund Operating Expenses	0.89%	1.89%

1	This charge is eliminated after one year. The charge is based on the original purchase price or redemption proceeds, whichever is lower.

2	Other Expenses have been restated to exclude recoupment by the Fund’s Adviser of previously waived management fees in the amount of 0.04% because there are no remaining prior waivers to recoup. If recoupment of previously waived management fees were included, Other Expenses would be 0.43%.

3	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. AFFE in the table above round to less than 0.005%.

Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$91	$284	$493	$1,096
Class C	$292	$594	$1,021	$2,212

Class C (no redemption)	$192	$594	$1,021	$2,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Expense Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests primarily in common stocks of large capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. Crawford Investment Counsel, Inc. (the “Adviser”) utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The Adviser seeks high quality companies with strong balance sheets, predictable earnings and cash flow growth, and a history of dividend growth. The Adviser’s goal is to identify companies that the Adviser believes have market prices that do not reflect their true values and that have above-average total return potential.

The Adviser’s investment discipline is value-oriented and emphasizes fundamental research and long-term decision making. When selecting portfolio companies, the Adviser’s research process starts with a universe of companies that have at least a ten-year history of paying and/or growing dividends. The Adviser then selects a portfolio of companies that it believes are undervalued and present an attractive trade-off between risk and return. The Adviser seeks to buy high quality securities at attractive valuations and to identify a catalyst that is expected to produce attractive returns.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of large cap companies that pay or are expected to pay regular dividends. The Adviser considers large cap companies to be companies that, at the time of investment, have market capitalizations within the range of market capitalization of the companies appearing in the Russell 1000® Value Index. As of December 31, 2021, the market capitalization of the companies appearing in the Russell 1000® Value Index ranged from $1.866 million to $1,925 billion. The Fund may invest its assets in securities of U.S. companies and foreign companies, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. The Fund may also invest in equity real estate investment trusts (“REITs”).

The Fund may at times overweight certain economic sectors in comparison to its benchmark because the Adviser seeks the best investment opportunities regardless of sector. The Adviser generally purchases securities for the long-term. As a result, the Adviser believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Adviser deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the Adviser believes that the company’s fundamentals have deteriorated, if the company decreases its dividends, or if the stock has become overvalued in the opinion of the Adviser. The Fund also may sell a security when the Adviser believes that a better investment opportunity is present.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●	Market and Geopolitical Risk. The prices of securities held by the Fund may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

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●	COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty that may continue as restrictions are lifted or reinstated.

●	Value Investing Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values.

●	Dividend Risk. Changes to the dividend policies of companies in which the Fund invests and the capital resources available for dividend payment at such companies may harm Fund performance. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

●	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●	Management Risk. The Adviser’s value-oriented approach may fail to produce the intended results.

●	Foreign Securities Risk. Investing in foreign securities may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

●	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

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●	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular sector.

●	REIT Risk. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

●	Issuer Cybersecurity Risks. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Class I shares. Returns for Class C shares are not presented. Although Class C shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class C shares are different from Class I shares because Class C shares have different expenses than Class I shares. The table below shows how the Fund’s average annual total returns compare over time to those of two broad-based securities market indices. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Best Quarter:	2nd Quarter, 2020	15.00%
Worst Quarter:	1st Quarter, 2020	(20.54)%

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Average Annual Total Returns (for periods ended December 31, 2021)

Class I	One Year	Five Years	Ten Years
Return Before Taxes	21.91%	13.01%	11.77%
Return After Taxes on Distributions	20.86%	11.79%	9.83%
Return After Taxes on Distributions and Sale of Fund Shares	13.69%	10.16%	9.11%
Class C
Return Before Taxes	20.73%	11.88%	10.65%
Russell 1000 Value Index [1] (reflects no deductions for fees, expenses or taxes)	25.16%	11.16%	12.97%
S&P 500 Index [1] (reflects no deductions for fees, expenses or taxes)	28.71%	18.47%	16.55%

1	The Russell 1000® Index and the S&P 500® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for Class I shares only and will vary for other classes. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if taxes and fees were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestmentfunds.com.

Portfolio Management

Investment Adviser – Crawford Investment Counsel, Inc.

Portfolio Managers

John H. Crawford, IV, CFA - Director of Equity Investments and Portfolio Manager of the Fund since March 2015.

Jon D. Christiansen, CFA - Senior Research Analyst, Director of Dividend Growth Strategy and Portfolio Manager of the Fund since May 2018.

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Purchase and Sale of Fund Shares

Minimum Initial Investment
Class I - $10,000 for all account types
Class C - $2,500 for all account types
There is no minimum amount for subsequent investments.

To Place Buy or Sell Orders

By Mail:	Crawford Large Cap Dividend Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
By Phone:	(800) 431-1716

You may sell or redeem shares through the Fund’s transfer agent or your financial intermediary. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is total return. Total return is comprised of both capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of large capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. The Adviser utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The Adviser seeks high quality companies with strong balance sheets, predictable earnings and cash flow growth and a history of dividend growth. The Adviser’s goal is to identify companies that the Adviser believes have market prices that do not reflect their true values and that have above-average total return potential.

The Adviser’s investment discipline is value-oriented and emphasizes fundamental research and long-term decision making. When selecting portfolio companies, the Adviser’s research process starts with a universe of companies that have at least a ten-year history of paying and/or growing dividends. The Adviser then selects a portfolio of

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companies that it believes are undervalued and present an attractive trade-off between risk and return. The Adviser seeks to buy high quality securities at attractive valuations and to identify a catalyst that is expected to produce attractive returns.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of large cap companies that pay or are expected to pay regular dividends. The Adviser considers large cap companies to be companies that, at the time of investment, have market capitalizations within the range of market capitalization of the companies appearing in the Russell 1000® Value Index. As of December 31, 2021, the market capitalization of the companies appearing in the Russell 1000® Value Index ranged from $1.866 million to $1,925 billion. The Fund may invest its assets in securities of U.S. companies and foreign companies, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. The Fund may also invest in equity real estate investment trusts (“REITs”).

The Fund will not invest more than 7% of its assets in any one issuer. Certain economic sectors may be overweighted compared to the Standard & Poor’s 500 Index (S&P), a Fund benchmark, because the Adviser seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector included in the S&P, or two times the weighting of that sector in the S&P, whichever is greater. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund is not required to invest in all economic sectors included in the S&P. The Fund will not seek to realize profits by anticipating short-term market movements. The Adviser generally purchases securities for the long-term. As a result, the Adviser believes the Fund will have relatively low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Adviser deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the Adviser believes that the company’s fundamentals have deteriorated, if the company decreases its dividends, or if the stock has become overvalued in the opinion of the Adviser. The Fund also may sell a security when the Adviser believes that a better investment opportunity is present.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●	Market and Geopolitical Risk. The prices of securities held by the Fund may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss.

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●	COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

●	Value Investing Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

●	Dividend Risk. The dividend policies of the Fund’s portfolio companies are highly influenced by the favorable federal income tax treatment generally afforded to dividends. Any change in this favorable federal income tax treatment may hurt the value of the Fund’s portfolio and the Fund’s ability to pursue its investment objective. The ability of the Fund’s portfolio companies to pay dividends is dependent on the economic climate and the companies’ current earnings and capital resources. Changes in economic conditions or a company’s earnings or financial resources could cause a company to reduce its dividend payments or suspend the payment of dividends altogether.

●	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●	Management Risk. The Adviser’s value-oriented approach may fail to produce the intended results. If the Adviser’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

●	Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies may represent a small number of industries. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Settlement procedures in foreign markets may be more complex than in the United States and involve additional risks, including the risk of delay in payment or delivery of securities or the loss of Fund securities or cash due to failures in the system, such as corruption or fraud.

●	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on

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the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

●	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector. For example, to the extent the Fund focuses its investments in the information technology sector, it may be subject to the following risks: rapidly changing technologies; short life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

●	REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate directly, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

●	Issuer Cybersecurity Risks. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Changes in Investment Objective or Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective and/or its 80% policy without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Trustees without shareholder approval unless otherwise provided in this

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prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.crawfordinvestmentfunds.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV per share determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

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Classes of Shares

The Fund currently offers two share classes: Class I and Class C. Each class of shares of the Fund has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on many factors, including the amount and the length of time that you expect to invest. Class I shares will be less expensive than Class C shares for investors who meet the Class I investment minimum. At the discretion of the Adviser, investors may exchange their shares of one class for shares of another class.

Class I. Class I shares require a minimum initial investment of $10,000. There is no minimum for subsequent investments. Class I shares are available at NAV, and are not subject to any 12b-1 fees. Class I shares can be purchased directly through the distributor or through other financial intermediaries, which may charge transaction fees with respect to your purchase.

Class C. Class C shares require a minimum initial investment of $2,500. There is no minimum for subsequent investments. Class C shares are available through registered broker-dealers, banks, advisers and other financial institutions. Class C shares are purchased at NAV without deducting a sales charge. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the Fund. The dealer of record typically receives a payment from the Fund’s distributor of 1.00% of the amount you invest in Class C shares. If you redeem your Class C shares within 12 months of purchase, you will be subject to a 1.00% contingent deferred sales charge (“CDSC”), based on the lower of the shares’ cost or current NAV. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. Class C shares are also subject to a 12b-1 fee of 1.00% of the average daily net assets of the Fund’s Class C shares.

The Fund reserves the right to change the above eligibility criteria for any share class. The Adviser may waive the minimums for any class of shares at its discretion, including for existing clients of the Adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. The Fund may waive or lower the investment minimum for investors who invest in the Fund through an employer sponsored retirement plan. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than the 1.00% CDSC on Class C shares redeemed within one-year of purchase). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee (including commissions) by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

●	a completed and signed investment application form;

●	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund (the initial purchase cannot be made via ACH); and

●	an indication of which share class is to be purchased.

Mail the application and check to:

U.S. Mail:	Crawford Large Cap Dividend Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

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Overnight:	Crawford Large Cap Dividend Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”), at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

By Depositing Securities - Shares of the Fund may be purchased in exchange for an investor’s securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must contact the Adviser, to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The Adviser requires that investors represent that all securities offered to the Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Adviser will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Adviser. Upon the Adviser’s acceptance of such exchange orders, the investor must deliver the securities in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund’s custodian. Securities are valued in the manner described for valuing Fund assets in the section titled “Determination of Net Asset Value.” Acceptance of such orders may occur on any day during the five-day period afforded the Adviser to review the acceptability of the securities. The Adviser will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for purposes of investment, and not for resale.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

●	your name

●	the name on your account(s)

●	your account number(s)

●	a check made payable to “Crawford Large Cap Dividend Fund”

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-

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cost averaging by automatically deducting funds from your bank checking account. You may change the amount of your automatic deduction at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a $25 fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (“IRA”); simplified employee pensions (“SEP”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Trust has adopted a distribution plan with respect to the Fund’s Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Fund’s plan, the Fund pays the Fund’s distributor, the Adviser and/or other financial institutions, a fee of 1.00% of the average daily net assets of Class C shares (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders). Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund. Class I shares, for shareholders who meet the investment minimum, will be less expensive than Class C shares because they do not charge a 12b-1 fee.

Dealer Compensation

Qualifying dealers who sell Class C shares will typically receive a payment from the Fund’s distributor of 1.00% of the amount you invest in Class C shares. In addition, the Fund typically pays an annual 12b-1 fee of up to 1.00% of Class C shares to dealers of record beginning the 13th month after purchase.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15-business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain financial intermediaries to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The minimum redemption amount via ACH is $100 and the minimum redemption amount via wire is $1,000. The proceeds may be more or less than

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the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. As further described below, the Fund assesses a 1.00% CDSC against investment proceeds of Class C shares redeemed within one year of investment. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed marked conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. If an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of securities received from the Fund. If you redeem your shares through a financial intermediary, you may be charged a fee (including commissions) by that financial intermediary.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Crawford Large Cap Dividend Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Crawford Large Cap Dividend Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may require a signature guarantee if a redemption is transmitted by ACH or wire to a bank other than the bank of record. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 431-1716 if you have questions. At the discretion of the Fund or the transfer agent, you may be required to furnish additional legal documents prior to a redemption to ensure proper authorization.

By Telephone – Unless you have opted out of telephone privileges, you may redeem any part of your account (up to

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$50,000) in the Fund by calling Shareholder Services at (800) 431-1716. Payment will be made by check mailed to the address of record unless you have previously provided electronic funds transfer instructions. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate telephone redemption procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund not its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Tax Withholding

If your account is an IRA or other retirement plan account, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding. If you request a redemption by telephone, you will be asked whether or not the Fund should withhold federal income tax.

Contingent Deferred Sales Charge on Class C Shares

Class C Shares are subject to a CDSC of 1.00% if redeemed within twelve months of purchase. The CDSC is assessed on an amount equal to the then current market value of the shares or the historical cost of the shares (which is the amount paid for the shares at the time of original purchase) being redeemed, whichever is lower. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In addition, no CDSC is assessed on Class C Shares derived from reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares subject to the CDSC. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and your financial intermediary may not retain this information.

The Fund may waive the imposition of a CDSC on redemption of Class C Shares under certain circumstances and conditions, including, without limitation, the following:

(i)	redemptions following the death or permanent disability (as defined by the Internal Revenue Code) of a shareholder; and

(ii)	required minimum distributions from a tax-deferred retirement plan or an IRA as required under the Internal Revenue Code.

Shareholders who think they may be eligible for a CDSC waiver should contact the Fund’s transfer agent or their financial intermediary prior to the redemption request to ensure receipt of the waiver.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 431-1716. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (the “NYSE”) is closed (or when trading is

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restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity for the Fund. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. The Fund’s administrator reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

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Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange are valued at the last sales price reported by the primary exchange on which the securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded on a securities exchange for which a last-quoted price is not readily available will be valued at the last bid price.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the assets will be valued at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair valuation guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income quarterly and any realized net capital gains annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.

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Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, distributions of “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the same maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders annually. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal income tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer

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identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen High Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser. Crawford Investment Counsel, Inc., 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339, serves as investment Adviser to the Fund. The Adviser has been providing portfolio management services since 1980 when it was founded by John H. Crawford, III. The Adviser provides investment advice to mutual funds and separately managed equity, fixed income and balanced portfolios of high net worth individuals, pension plans, trusts, and other institutional investors. As of December 31, 2021, the Adviser managed approximately $7.9 billion in assets. The Adviser is 100% employee owned.

For its advisory services, the Adviser is entitled to receive a fee at the annual rate of 0.50% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its fee and, to the extent necessary, reimburse certain fund operating expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98% of the average daily net assets of the Fund. The contractual agreement is in place through April 30, 2023. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser

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from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. During the fiscal year ended December 31, 2021, the Fund paid the Adviser a management fee equal to 0.54% of the Fund’s average daily net assets, after recoupment of previously waived fees.

A discussion regarding the factors that the Board considered in determining to renew the Fund’s management agreement is included in the Fund’s annual report to shareholders dated December 31, 2021.

Portfolio Managers. The investment decisions for the Fund are made by John H. Crawford, IV, CFA and Jon D. Christiansen, CFA.

Mr. Crawford oversees the Adviser’s proprietary equity strategies and leads its equity research process. In addition to leading investment committee meetings and to supervising the team of dedicated equity analysts, he serves as portfolio manager for two other mutual funds managed by the Adviser. He joined the Adviser in 1990. Mr. Crawford began his career in the investment industry at Merrill Lynch Capital Markets in 1988. He received his BBA degree from the University of Georgia and his Master of Finance from Georgia State University. He has earned the Chartered Financial Analyst (CFA) designation.

Mr. Christiansen joined Mr. Crawford in managing the Fund in May 2018. Prior to that, he was a Senior Research Analyst at the Adviser. Mr. Christiansen joined the Adviser in January 2013. He is responsible for equity research in the Industrials Sector and serves as a voting member of the Equity Investment Team. He also serves as Director of Dividend Growth Strategy. Prior to joining the Adviser, Mr. Christiansen was a Research Analyst with T. Rowe Price. Mr. Christiansen received his BA degree from UC-San Diego, his MBA in Finance from the University of Maryland, and his MA in International Affairs from New York University. He has earned the Chartered Financial Analyst (CFA) designation.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by the portfolio managers, and (iii) the portfolio managers’ ownership of shares of the Fund.

20

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you better understand the Fund’s financial performance for the periods shown. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

CRAWFORD LARGE CAP DIVIDEND FUND – CLASS I
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

	For the Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$12.44	$12.44	$9.83	$10.63	$9.99
Investment operations:
Net investment income	0.18	0.21	0.19	0.18	0.16
Net realized and unrealized gain (loss)	2.53	0.65	2.61	(0.59)	1.24
Total from investment operations	2.71	0.86	2.80	(0.41)	1.40
Less distributions to shareholders from:
Net investment income	(0.18)	(0.21)	(0.19)	(0.18)	(0.17)
Net realized gains	(0.35)	(0.65)	—	(0.21)	(0.59)
Total distributions	(0.53)	(0.86)	(0.19)	(0.39)	(0.76)
Net asset value, end of year	$14.62	$12.44	$12.44	$9.83	$10.63
Total Return(a)	21.91%	7.32%	28.61%	(3.97)%	14.08%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$59,095	$50,751	$47,713	$37,585	$33,272
Ratio of net expenses to average net assets	0.93%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets before waiver or recoupment	0.89%	0.95%	0.98%	1.03%	1.07%
Ratio of net investment income to average net assets	1.28%	1.84%	1.64%	1.70%	1.57%
Portfolio turnover rate	7%	43%	7%	14%	21%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

21

CRAWFORD LARGE CAP DIVIDEND FUND – CLASS C

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$12.33	$12.33	$9.76	$10.54	$9.91
Investment operations:
Net investment income	0.04	0.10	0.07	0.08	0.06
Net realized and unrealized gain (loss)	2.51	0.64	2.57	(0.59)	1.22
Total from investment operations	2.55	0.74	2.64	(0.51)	1.28
Less distributions to shareholders from:
Net investment income	(0.04)	(0.09)	(0.07)	(0.06)	(0.06)
Net realized gains	(0.35)	(0.65)	—	(0.21)	(0.59)
Total distributions	(0.39)	(0.74)	(0.07)	(0.27)	(0.65)
Net asset value, end of year	$14.49	$12.33	$12.33	$9.76	$10.54
Total Return(a)	20.73%	6.26%	27.16%	(4.84)%	12.95%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$3,171	$3,050	$4,168	$4,069	$5,385
Ratio of net expenses to average net assets	1.96%	1.98%	1.98%	1.98%	1.98%
Ratio of expenses to average net assets before waiver or recoupment	1.89%	1.95%	1.98%	2.03%	2.07%
Ratio of net investment income to average net assets	0.26%	0.84%	0.64%	0.68%	0.56%
Portfolio turnover rate	7%	43%	7%	14%	21%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund,assuming reinvestment of distributions.

22

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual Report also includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during its last fiscal year.

Statement of Additional Information (“SAI”): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can obtain free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports by contacting Shareholder Services at (800) 431-1716. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi-Annual Reports to Shareholders are available, free of charge, at the Fund’s website at www.crawfordinvestmentfunds.com.

Information about the Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237

Crawford Small Cap Dividend Fund

Class I (CDOFX)

PROSPECTUS

April 30, 2022

INVESTMENT OBJECTIVE:

Attractive long-term total return with below market risk, as measured by standard deviation in comparison with the Russell 2000® Index.

600 Galleria Parkway, SE
Suite 1650
Atlanta, GA 30339

www.crawfordinvestmentfunds.com

(800) 431-1716

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	3
Performance	4
Portfolio Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies of the Fund	7
Principal Risks of Investing in the Fund	8
Changes in Investment Objective or Policies	10
Temporary Defensive Positions	10
Portfolio Holdings	10
Cybersecurity	10
ACCOUNT INFORMATION	11
How to Buy Shares	11
How to Redeem Shares	13
Determination of Net Asset Value	16
Dividends, Distributions and Taxes	17
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	19
FINANCIAL HIGHLIGHTS	20
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Crawford Small Cap Dividend Fund (the “Fund”) is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	0.99%
Other Expenses	0.13%
Acquired Fund Fees and Expenses [1]	0.00%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver/Expense Reimbursement [2]	(0.13)%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.99%

1	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. AFFE in the table above round to less than 0.005%.

2	The Fund’s Adviser has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% through April 30, 2023. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the 1 year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$343	$604	$1,352

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of small capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. Crawford Investment Counsel, Inc. (the “Adviser”), manages the Fund by investing primarily in companies with market capitalizations of $5 billion or less at the time of purchase. The Adviser believes investing long-term in companies with sound management, strong balance sheets, and the ability to produce consistent earnings and dividends is a low risk means of building wealth. The Adviser utilizes a bottom-up, value-oriented approach to stock selection, focusing on company fundamentals, in an effort to identify stocks of companies where the market prices do not reflect their true values. The Adviser’s equity investment team works together to identify appropriate stocks. The Fund’s portfolio managers are responsible for selecting stocks for the Fund’s portfolio and implementing its investment strategy.

The Adviser’s goal is to identify high quality, small capitalization companies that have strong balance sheets and predictable earnings that are undervalued and have above-average total return potential. Traditional fundamental analysis is conducted, collectively and individually, on existing holdings as well as potential buy candidates. After the fundamental analysis has been completed, the Adviser selects a portfolio of companies that the Adviser believes are undervalued and present an attractive trade-off between risk and return. The Adviser seeks to buy high quality securities at attractive valuations and to identify a catalyst that is expected to produce attractive returns.

The Adviser believes that, by focusing on small capitalization companies with consistently increasing earnings and stable-to-rising dividends from one year to the next, the Fund’s portfolio companies will tend to be less volatile than the Russell 2000® Index. The Adviser also believes that the consistency and stability of the Fund’s portfolio companies cause the companies to have less earnings variability than other companies, which also leads to less stock price volatility than companies of similar size, because investors can be more confident in the expected results from these companies.

The Fund may invest its assets in securities of U.S. companies and foreign companies. The Fund will not invest more than 5% of its assets in any one issuer. Certain economic sectors may be overweighted compared to others because the Adviser seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector included in the Russell 2000® Index or two times the weighting of that sector in the Index, whichever is greater. The Adviser generally purchases securities only for the long-term.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of small cap companies that pay or are expected to pay regular dividends. The Adviser considers small cap companies to be companies that, at the time of investment, have market capitalizations within the range of market capitalization of the companies appearing in the Russell 2000® Index. As of December 31, 2021, the market capitalization of the companies appearing in the Russell 2000® Index ranged from $31.57 million to $13.96 billion. The Fund may invest its assets in securities of U.S. companies and foreign companies, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts.

The Fund may sell a security when the Adviser believes that the company’s fundamentals have deteriorated, if the company decreases its dividends, or if the stock has become overvalued in the opinion of the Adviser. The Fund also may sell a security when the Adviser believes that a better investment opportunity is present.

2

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●	Market and Geopolitical Risk. The prices of securities held by the Fund may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

●	COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty that may continue as restrictions are lifted or reinstated.

●	Value Investing Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values.

●	Dividend Risk. Changes to the dividend policies of companies in which the Fund invests and the capital resources available for dividend payment at such companies may harm Fund performance. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

●	Small Cap Risk. Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies. Small cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

●	Management Risk. The Adviser’s value-oriented approach may fail to produce the intended results.

●	Foreign Securities Risk. Investing in foreign securities may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

3

●	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs and GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs and GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs and GDRs are not listed on an exchange and therefore may be illiquid.

●	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular sector.

●	Issuer Cybersecurity Risks. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Class I shares. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

4

Annual Total Return (years ended December 31st)

Best Quarter:	4th Quarter, 2020	23.83%
Worst Quarter:	1st Quarter, 2020	(29.32)%

Average Annual Total Returns (for periods ended December 31, 2021)

Class I	One Year	Five Years	Since Inception (9/26/2012)
Return Before Taxes	22.06%	10.04%	12.48%
Return After Taxes on Distributions	20.08%	8.60%	11.10%
Return After Taxes on Distributions and Sale of Fund Shares	14.46%	7.68%	9.90%
Russell 2000® Index [1] (reflects no deduction for fees, expenses, or taxes)	14.82%	12.02%	12.78%
Russell 2000® Value Index [1] (reflects no deduction for fees, expenses, or taxes)	28.27%	9.07%	11.42%

1	The Russell 2000® Index and the Russell 2000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if taxes and fees were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestmentfunds.com.

5

Portfolio Management

Investment Adviser – Crawford Investment Counsel, Inc.

Portfolio Managers

John H. Crawford, IV, CFA - Director of Equity Investments, Portfolio Manager of the Fund since its inception in September 2012.

Boris Kuzmin, CFA - Senior Research Analyst, Director of Small Cap Strategy, Portfolio Manager of the Fund since May 2018.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class I - $2,500 for all account types
There is no minimum amount for subsequent investments.

To Place Buy or Sell Orders

By Mail:	Crawford Small Cap Dividend Fund
c/o: Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
By Phone:	(800) 431-1716

You may sell or redeem shares directly through the Fund or through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

6

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of small capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. The Adviser manages the Fund by investing primarily in companies with market capitalizations of $5 billion or less at the time of purchase. The Adviser believes investing long- term in companies with sound management, strong balance sheets, and the ability to produce consistent earnings and dividends is a low risk means of building wealth. The Adviser utilizes a bottom-up, value-oriented approach to stock selection, focusing on company fundamentals, in an effort to identify stocks of companies where the market prices do not reflect their true values. The Adviser’s equity investment team works together to identify appropriate stocks. The Fund’s portfolio managers are responsible for selecting stocks for the Fund’s portfolio and implementing its investment strategy.

The Adviser’s goal is to identify high quality, small capitalization companies that have strong balance sheets and predictable earnings that are undervalued and have above-average total return potential. When selecting portfolio companies, the Adviser’s research process starts with a universe of companies that have at least a 3-year history of paying and/or growing dividends. Traditional fundamental analysis is conducted, collectively and individually, on existing holdings as well as potential buy candidates. The Adviser’s research process includes traditional balance sheet and income statement analysis, valuation analysis, and discounted cash flow modeling. In an effort to determine a conservative growth rate for the valuation models, the analyst/team looks at historical earnings, current trends, top line volume growth, capital expenditures, pricing power, industry growth, new products, margin trends and market share trends, among other factors, to develop an estimate of earnings growth over the next one-year and five-years. After the fundamental analysis has been completed, the Adviser selects a portfolio of what it believes are undervalued companies that present an attractive trade-off between risk and return. The Adviser seeks to buy high quality securities at attractive valuations and to identify a catalyst that is expected to produce attractive returns.

The Adviser believes that, by focusing on small capitalization companies with consistently increasing earnings and stable-to-rising dividends from one year to the next, the Fund’s portfolio companies will tend to be less volatile than the Russell 2000® Index. The Adviser also believes that the consistency and stability of the Fund’s portfolio companies cause the companies to have less earnings variability than other companies, which also leads to less stock price volatility than companies of similar size, because investors can be more confident in the expected results from these companies.

The Adviser expects that the volatility of the Fund’s share price will be less than that of its benchmark index, the Russell 2000® Index (the “Index”), as measured by quarterly standard deviation of returns on an annualized basis. Standard deviation measures how widely the returns of an index or fund vary from its average return – higher standard deviation reflects a greater volatility of returns. Lower standard deviation means lower volatility. Although the Adviser expects that the Fund’s returns will be less volatile than the Index’s returns on an annualized basis, the Fund’s standard deviation of returns will fluctuate on a quarterly basis, and it may exceed the volatility of the Index during extended periods of time. Standard deviation measures risk, and it is not a measure of performance.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of small cap companies that pay or are expected to pay regular dividends. The Adviser considers small cap companies to be companies that, at the time of investment, have market capitalizations within the range of market capitalization of the companies appearing in the Russell 2000® Index. As of December 31, 2021, the market capitalization of the companies appearing in the Russell 2000® Index ranged from $31.57 million to $13.96 billion. The Fund may invest its assets in securities of U.S. companies and foreign companies, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts.

The Fund will not invest more than 5% of its assets in any one issuer. Certain economic sectors may be overweighted compared to others because the Adviser seeks the best investment opportunities regardless of sector.

7

The Fund will not invest more than 25% of its net assets in any one economic sector included in the Index or two times the weighting of that sector in the Index, whichever is greater. The Adviser intends to purchase securities only for the long-term. As a result, the Adviser believes the Fund will have low turnover, which should help minimize short- term capital gains and postpone long-term capital gains. However, when the Adviser deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the Adviser believes that the company’s fundamentals have deteriorated, if the company decreases its dividends, or if the stock has become overvalued in the opinion of the Adviser. The Fund also may sell a security when the Adviser believes that a better investment opportunity is present.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●	Market and Geopolitical Risk. The prices of securities held by the Fund may decline sharply in response to certain events taking place around the world including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss.

●	COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

●	Value Investing Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition,

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value stocks may fall out of favor with investors and underperform growth stocks during given periods.

●	Dividend Risk. The dividend policies of the Fund’s portfolio companies are highly influenced by the favorable federal income tax treatment generally afforded to dividends. Any change in this favorable federal income tax treatment may hurt the value of the Fund’s portfolio and the Fund’s ability to pursue its investment objective. The ability of the Fund’s portfolio companies to pay dividends is dependent on the economic climate and the companies’ current earnings and capital resources. Changes in economic conditions or a company’s earnings or financial resources could cause a company to reduce its dividend payments or suspend the payment of dividends altogether.

●	Small Cap Risk. Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies. Small cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

●	Management Risk. The Adviser’s value-oriented approach may fail to produce the intended results. If the Adviser’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

●	Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies may represent a small number of industries. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Settlement procedures in foreign markets may be more complex than in the United States and involve additional risks, including the risk of delay in payment or delivery of securities or the loss of Fund securities or cash due to failures in the system, such as corruption or fraud.

●	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

●	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector. For example, to the extent the Fund focuses its investments in the industrials sector, it will be exposed to additional risk

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related to economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, worldwide competition and potential liability for environmental damage. Additionally, industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. To the extent the Fund focuses its investments in the financial services sector, it will be exposed to additional risk related to changes in government regulations that affect the scope of activities of such financial services companies, the prices they can charge, and the amount of capital they must maintain. Companies in the financial services sector may also be significantly affected by general economic conditions, including changes in interest rates.

●	Issuer Cybersecurity Risks. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Changes in Investment Objective or Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective and/or its 80% policy without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Trustees without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.crawfordinvestmentfunds.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices;

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infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV per share determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The Fund currently offers only Class I shares. Class I shares require a minimum initial investment of $2,500. There is no minimum for subsequent investments. The Adviser may waive the investment minimum at its discretion, including for existing clients of the Adviser. The Fund may waive or lower the investment minimum for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. The Fund may waive or lower the investment minimum for investors who invest in the Fund through an employer sponsored retirement plan. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee or a commission by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

●	a completed and signed investment application form; and

●	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund (the initial purchase cannot be made via ACH).

Mail the application and check to:

U.S. Mail:	Crawford Small Cap Dividend Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

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Overnight:	Crawford Small Cap Dividend Fund
c/o Ultimus Fund Solutions LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”), at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

By Depositing Securities - Shares of the Fund may be purchased in exchange for an investor’s securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must contact the Adviser, to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The Adviser requires that investors represent that all securities offered to the Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Adviser will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Adviser. Upon the Adviser’s acceptance of such exchange orders, the investor must deliver the securities in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund’s custodian. Securities are valued in the manner described for valuing Fund assets in the section titled “Determination of Net Asset Value.” Acceptance of such orders may occur on any day during the five-day period afforded the Adviser to review the acceptability of the securities. The Adviser will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for purposes of investment, and not for resale.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

●	your name

●	the name on your account(s)

●	your account number(s)

●	a check made payable to “Crawford Small Cap Dividend Fund”

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instructions.

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Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-cost averaging by automatically deducting funds from your bank checking account. You may change the amount of your automatic deduction at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a $25 fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (“IRA”); simplified employee pensions (“SEP”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15-business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain financial intermediaries to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The minimum redemption amount via ACH is $100 and the minimum redemption amount via wire is $1,000. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed marked conditions.

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The Fund will normally pay your redemption proceeds to you in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. If an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a financial intermediary, you may be charged a fee (including commissions) by that financial intermediary.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Crawford Small Cap Dividend Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Crawford Small Cap Dividend Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may require a signature guarantee if a redemption is transmitted by ACH or wire to a bank other than the bank of record. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 431-1716 if you have questions. At the discretion of the Fund or the transfer agent, you may be required to furnish additional legal documents prior to a redemption to ensure proper authorization.

By Telephone – Unless you have opted out of telephone privileges, you may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at (800) 431-1716. Payment will be made by check mailed to the address of record unless you have previously provided electronic funds transfer instructions. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate telephone redemption procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Fund by

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telephone, you may request a redemption by mail.

Tax Withholding

If your account is an IRA or other retirement plan account, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding. If you request a redemption by telephone, you will be asked whether or not the Fund should withhold federal income tax.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at (800) 431-1716. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity for the Fund. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund.

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Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. The Fund’s administrator reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange are valued at the last sales price reported by the primary exchange on which the securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded on a securities exchange for which a last-quoted price is not readily available will be valued at the last bid price.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the assets will be valued at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair valuation guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income quarterly and any realized net capital gains annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the same maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders annually. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long- term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal income tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

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Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long- term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen High Cost as its default tax lot identification method for all shareholders. The tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser. Crawford Investment Counsel, Inc., 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339, serves as investment Adviser to the Fund. The Adviser has been providing portfolio management services since 1980 when it was founded by John H. Crawford, III. The Adviser provides investment advice to mutual funds and separately managed equity, fixed income and balanced portfolios of high net worth individuals, pension plans, trusts, and other institutional investors. As of December 31, 2021, the Adviser managed approximately $7.9 billion in assets. The Adviser is 100% employee owned.

For its advisory services, the Adviser is entitled to receive a fee at the annual rate of 0.99% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its fee and, to the extent necessary, reimburse certain Fund operating expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% of the average daily net assets of the Fund. The contractual agreement is in place through April 30, 2023. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. During the Fund’s fiscal year ended December 31, 2021, the Fund paid the Adviser a management fee equal to 0.86% of the Fund’s average daily assets, after fee waivers and expense reimbursements.

A discussion regarding the factors that the Board considered in determining to approve the Fund’s advisory agreement, is contained in the Fund’s annual report to shareholders dated December 31, 2021.

Portfolio Managers. The investment decisions for the Fund are made by John H. Crawford, IV, CFA and Boris Kuzmin, CFA.

Mr. Crawford oversees the Adviser’s proprietary equity strategies and leads its equity research process. In addition to leading investment committee meetings and to supervising the team of dedicated equity analysts, he serves as portfolio manager of two other mutual funds managed by the Adviser. He joined the Adviser in 1990. Mr. Crawford began his career in the investment industry at Merrill Lynch Capital Markets in 1988. He received his BBA degree from the University of Georgia and his Master of Finance from Georgia State University. He has earned the Chartered Financial Analyst (CFA) designation.

Mr. Kuzmin joined Mr. Crawford in managing the Fund in May 2018. Prior to that, he was a Senior Research Analyst at the Adviser. Mr. Kuzmin joined the Adviser in 2004. He is responsible for equity research in the Financial sector and serves as a voting member of the Equity Investment Team. He also serves as Director of Small Cap Strategy. Prior to joining the Adviser, Mr. Kuzmin was an Equity Research Analyst at Emory Investment Management. Mr. Kuzmin received his BS in Economics with Honors from the Russian Academy of Economics and his MBA from Emory University. He has earned the Chartered Financial Analyst (CFA) designation.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by the portfolio managers, and (iii) the portfolio managers’ ownership of shares of the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you better understand the financial performance of the Fund for the periods shown. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company. Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

CRAWFORD SMALL CAP DIVIDEND FUND- CLASS I

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$42.48	$41.98	$36.39	$42.42	$39.32
Investment operations:
Net investment income	0.52	0.52	0.55	0.47	0.40
Net realized and unrealized gain (loss)	8.83	0.83	7.20	(3.70)	5.06
Total from investment operations	9.35	1.35	7.75	(3.23)	5.46
Less distributions to shareholders from:
Net investment income	(0.53)	(0.48)	(0.58)	(0.45)	(0.43)
Net realized gains	(2.97)	(0.37)	(1.58)	(2.35)	(1.93)
Total distributions	(3.50)	(0.85)	(2.16)	(2.80)	(2.36)
Net asset value, end of year	$48.33	$42.48	$41.98	$36.39	$42.42
Total Return(a)	22.06%	3.50%	21.38%	(7.64)%	13.94%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$345,463	$269,227	$249,865	$178,416	$181,709
Ratio of net expenses to average net assets	0.99%	0.99%	1.03%	1.05%	1.05%
Ratio of expenses to average net assets before waiver or recoupment	1.12%	1.17%	1.18%	1.20%	1.23%
Ratio of net investment income to average net assets	1.07%	1.44%	1.36%	1.11%	1.00%
Portfolio turnover rate	27%	32%	28%	33%	36%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

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FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual Report also includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can obtain free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, by contacting Shareholder Services at (800) 431-1716. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi-Annual Reports to Shareholders are available, free of charge, at the Fund’s website at www.crawfordinvestmentfunds.com.

Information about the Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237

Crawford Multi-Asset Income Fund

(CMALX)

PROSPECTUS

April 30, 2022

INVESTMENT OBJECTIVE:

To provide current income.

600 Galleria Parkway, SE

Suite 1650

Atlanta, GA 30339

www.crawfordinvestmentfunds.com

(800) 431-1716

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Risks	3
Performance	6
Portfolio Management	7
Purchase and Sale of Fund Shares	7
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objective	8
Principal Investment Strategies of the Fund	8
Principal Risks of Investing in the Fund	9
Changes in Investment Objective or Policies	14
Temporary Defensive Positions	14
Portfolio Holdings	14
Cybersecurity	14
ACCOUNT INFORMATION	15
How to Buy Shares	15
How to Redeem Shares	17
Determination of Net Asset Value	20
Dividends, Distributions and Taxes	21
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	22
FINANCIAL HIGHLIGHTS	24
for more information	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Crawford Multi-Asset Income Fund (the “Fund”) is to provide current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	0.20%
Acquired Fund Fees and Expenses [1]	0.01%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver/Expense Reimbursement [2]	(0.20)%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.01%

1	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

2	The Fund’s Adviser has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% through April 30, 2023. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$364	$646	$1,448

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Expense Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues a multi-asset income strategy with the primary objective of generating current income. The Fund invests primarily in dividend paying common stocks, preferred stocks, corporate bonds, U.S. government securities, convertible bonds and real estate investment trusts (“REITs”). The Fund may invest throughout the investment quality spectrum, including debt securities with below investment grade ratings (“junk bonds”). Crawford Investment Counsel, Inc. (the “Adviser”) utilizes a bottom-up approach to security selection. The Fund emphasizes income over capital appreciation.

The Adviser seeks to provide diversified exposure across income producing assets. Within each asset class, the Adviser places an emphasis on the relative quality among the investments available. The Adviser also assesses each security’s risk profile and attempts to balance the Fund’s holdings across the four primary risk categories of market risk, interest rate risk, oil/energy price risk and credit risk. The Fund plans to invest in high yield, dividend paying stocks across the capitalization spectrum. The Fund may invest in bonds of all maturities. The Fund’s maturity strategy will be heavily influenced by yield opportunities, which will be balanced by interest rate risk.

Under normal circumstances the Fund will invest at least 80% of its assets in income producing securities. The Fund may invest in equity securities of foreign issuers, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. The Fund may also invest in business development companies (“BDCs”), master limited partnerships (“MLPs”), residential mortgage backed securities (“RMBS”), commercial mortgage backed securities (“CMBS”), asset backed securities (“ABS”), and closed end funds. The Adviser typically seeks to hold between 30 and 125 securities (although the number may vary depending on market conditions).

The Fund may at times overweight certain economic sector/asset classes in comparison to the Fund’s benchmark, the NASDAQ U.S. Multi-Asset Diversified Income Index, because the Adviser seeks the best investment opportunities regardless of sector or asset class. The Adviser generally purchases securities for the long-term. As a result, the Adviser believes that under normal circumstances the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Adviser deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the Adviser believes that the company’s fundamentals have deteriorated, if the company decreases its dividends, or if the security has become overvalued in the opinion of the Adviser. The Fund also may sell a security when the current yield is incompatible with the Fund’s objective of providing current income or the Adviser believes that a better investment opportunity is present.

2

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●	Market and Geopolitical Risk. The prices of securities held by the Fund may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

●	COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty that may continue as restrictions are lifted or reinstated.

●	Dividend Risk. Changes to the dividend policies of companies in which the Fund invests and the capital resources available for dividend payment at such companies may harm Fund performance. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

●	Large-Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●	Small- and Mid-Cap Risk. Investments in small- and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in lower volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than larger companies.

●	Interest Rate Risk. The market value of the securities in which the Fund invests and, thus, the Fund’s net asset value (“NAV”), can be expected to vary inversely with changes in interest rates. Interest rate risk is the risk that the prices of securities held by the Fund (to the extent their prices are dependent on their income-producing features, such as dividends or interest) will decline over short or even long periods of time due to rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

●	Credit Risk. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Generally, the lower the credit rating of the security the greater the risk that the issuer will default on its obligations. If this occurs, or is perceived as likely to occur, the value of the security will likely fall.

3

●	U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if it is not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of the government securities.

●	Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security) a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. As a result of these features, a convertible security is subject to many of the risks to which common stock and fixed income securities are subject.

●	Preferred Stock Risk. Preferred stock is subject to many of the risks to which common stock and fixed income securities are subject, such as interest rate risk and credit risk. In addition, preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

●	Management Risk. Because the Fund is actively managed, it may underperform its benchmark or other funds with similar investment objectives. The Adviser’s investment strategy may fail to produce the intended results and the Fund may fail to meet its investment objective.

●	Foreign Securities Risk. Investing in foreign securities may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

●	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

●	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	REIT Risk. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

4

●	Publicly Traded Master Limited Partnership Risk. Investments in publicly traded master limited partnerships (“MLPs”) are subject to various risks related to the underlying operating companies controlled by the MLPs, including dependence upon specialized management skills and the risk that the underlying companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. For example, when the Fund invests in MLPs that invest in oil and gas companies, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Similarly, MLPs that invest in real estate typically are subject to risks similar to those of a REIT. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its investment in an MLP.

●	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

●	BDC Risk. BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets.

●	Closed-End Fund Risk. Closed-end funds are subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

●	Mortgage-Related and Other Asset-Backed Securities Risk. When the Fund invests in ABS and mortgage-backed securities, the Fund is subject to credit risk because underlying loan borrowers may default. Borrower default rates may be significantly higher than estimated. Additionally, these securities are subject to call or prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or slower rates than expected.

●	High Yield Securities Risk. Below investment grade bonds, known as “high yield” or “junk” bonds, often are considered to be speculative and present greater risk than bonds of higher quality, including an increased risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

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●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

●	Investment Company Securities Risk. When the Fund invests in other investment companies, including closed end investment companies and BDCs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds).

●	Libor Risk. Instruments in which the Fund invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The use of LIBOR was phased out at the end of 2021, although the phase out of U.S. dollar LIBOR has been delayed until mid-2023. Currently, no official replacement rate has been identified. The nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally are unknown.

●	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Best Quarter:	2nd Quarter, 2020	13.76%
Worst Quarter:	1st Quarter,2020	(28.10)%

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Average Annual Total Returns (for periods ended December 31, 2021)

Crawford Multi-Asset Income Fund	One Year	Since Inception (09/12/2017)
Return Before Taxes	15.90%	5.03%
Return After Taxes on Distributions	14.99%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	10.01%	3.56%
NASDAQ U.S. Multi-Asset Diversified Income Index [1]	16.87%	3.35%

1	The NASDAQ U.S. Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The index is comprised of securities classified as U.S. equities, U.S. Real Estate Investment Trusts, U.S. preferred securities, U.S. Master Limited Partnerships, and a high-yield corporate debt Exchange Traded Fund and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if taxes and fees were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestmentfunds.com.

Portfolio Management

Investment Adviser – Crawford Investment Counsel, Inc.

Portfolio Managers

John H. Crawford, IV, CFA – Director of Equity Investments and Portfolio Manager for the Fund since its inception in September 2017.

Aaron R. Foresman, CFA – Senior Research Analyst, Director of Multi-Asset Income Strategy and Portfolio Manager for the Fund since its inception in September 2017.

Purchase and Sale of Fund Shares

Minimum Initial Investment

$10,000 for all account types

There is no minimum amount for subsequent investments.

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To Place Buy or Sell Orders

By Mail:        Crawford Multi-Asset Income Fund

c/o: Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

By Phone:    (800) 431-1716

You may sell or redeem shares directly through the Fund or through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is to provide current income.

Principal Investment Strategies of the Fund

The Fund pursues a multi-asset income strategy with the primary objective of generating current income. The Fund invests primarily in dividend paying common stocks, preferred stocks, corporate bonds, U.S. government securities, convertible bonds and real estate investment trusts (“REITs”). The Fund may invest throughout the investment quality spectrum, including debt securities with below investment grade ratings (“junk bonds”). Crawford Investment Counsel, Inc. (the “Adviser”) utilizes a bottom-up approach to security selection. The Fund emphasizes income over capital appreciation.

The Adviser seeks to provide diversified exposure across income producing assets. Within each asset class, the Adviser places an emphasis on the relative quality among the investments available. The Adviser also assesses each security’s risk profile and attempts to balance the Fund’s holdings across the four primary risk categories of market risk, interest rate risk, oil/energy price risk and credit risk. The Fund plans to invest in high yield, dividend paying stocks across the capitalization spectrum. The Fund may invest in bonds of all maturities. The Fund’s maturity strategy will be heavily influenced by yield opportunities, which will be balanced by interest rate risk.

Under normal circumstances the Fund will invest at least 80% of its assets in income producing securities. The

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Fund may invest in equity securities of foreign issuers, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. The Fund may also invest in business development companies (“BDCs”), master limited partnerships (“MLPs”), residential mortgage backed securities (“RMBS”), commercial mortgage backed securities (“CMBS”), asset backed securities (“ABS”), and closed end funds. The Adviser typically seeks to hold between 30 and 125 securities (although the number may vary depending on market conditions).

The Fund may at times overweight certain economic sector/asset classes in comparison to the Fund’s benchmark, the NASDAQ U.S. Multi-Asset Diversified Income Index, because the Adviser seeks the best investment opportunities regardless of sector or asset class. The Adviser generally purchases securities for the long-term. As a result, the Adviser believes that under normal circumstances the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Adviser deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the Adviser believes that the company’s fundamentals have deteriorated, if the company decreases its dividends, or if the stock has become overvalued in the opinion of the Adviser. The Fund also may sell a security when the current yield is incompatible with the Fund’s objective of providing current income or the Adviser believes that a better investment opportunity is present.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●	Market and Geopolitical Risk. The prices of securities held by the Fund may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss.

●	COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities

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markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

●	Dividend Risk. The dividend policies of the Fund’s portfolio companies are highly influenced by the favorable federal income tax treatment generally afforded to dividends. Any change in this favorable federal income tax treatment may hurt the value of the Fund’s portfolio and the Fund’s ability to pursue its investment objective. The ability of the Fund’s portfolio companies to pay dividends is dependent on the economic climate and the companies’ current earnings and capital resources. Changes in economic conditions or a company’s earnings or financial resources could cause a company to reduce its dividend payments or suspend the payment of dividends altogether.

●	Large-Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●	Small- and Mid-Cap Risk. Investments in small- and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in lower volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than larger companies.

●	Interest Rate Risk. The market value of the securities in which the Fund invests and, thus, the Fund’s net asset value, can be expected to vary inversely with changes in interest rates. Interest rate risk is the risk that the prices of securities held by the Fund (to the extent their prices are dependent on their income-producing features, such as dividends or interest) will decline over short or even long periods of time due to rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

●	Credit Risk. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Generally, the lower the credit rating of the security the greater the risk that the issuer will default on its obligations. If this occurs, or is perceived as likely to occur, the value of the security will likely fall.

●	U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if it is not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of the government securities.

●	Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security) a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. As a result of these features, a convertible security is subject

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to many of the risks to which common stock and fixed income securities are subject.

●	Preferred Stock Risk. Preferred stock is subject to many of the risks to which common stock and fixed income securities are subject, such as interest rate risk and credit risk. In addition, preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

●	Management Risk. Because the Fund is actively managed, it may underperform its benchmark or other funds with similar investment objectives. The Adviser’s investment strategy may fail to produce the intended results and the Fund may fail to meet its investment objective.

●	Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies may represent a small number of industries. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Settlement procedures in foreign markets may be more complex than in the United States and involve additional risks, including the risk of delay in payment or delivery of securities or the loss of Fund securities or cash due to failures in the system, such as corruption or fraud.

●	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

●	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate directly, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

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●	Publicly Traded Master Limited Partnership Risk. Investments in publicly traded master limited partnerships (“MLPs”) are subject to various risks related to the underlying operating companies controlled by the MLPs, including dependence upon specialized management skills and the risk that the underlying companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. For example, when the Fund invests in MLPs that invest in oil and gas companies, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Similarly, MLPs that invest in real estate typically are subject to risks similar to those of a REIT. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its investment in an MLP.

●	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

●	BDC Risk. BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-publicly traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets.

●	Closed-End Fund Risk. Closed-end funds are subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

●	Mortgage-Related and Other Asset-Backed Securities Risk. When the Fund invests in ABS and mortgage-backed securities, the Fund is subject to credit risk because underlying loan borrowers may default. Borrower default rates may be significantly higher than estimated. Additionally, these securities are subject to call or prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or slower rates than expected. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Because the assets providing cash flows to a mortgage-backed security (a “MBS”) are comprised of home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of MBS depends, in part, on the likelihood of the borrower making timely payments of principal and interest. The credit risk of a specific MBS may be

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influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability or willingness to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability or willingness to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; and (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans. Call or prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. A prepayment or call may force the Fund to reinvest in lower yielding securities.

●	High Yield Securities Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, often are considered to be speculative and present greater risk than bonds of higher quality, including an increased risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. For example, to the extent the Fund focuses its investments in the financial services sector, it will be exposed to additional risk related to changes in government regulations that affect the scope of activities of such financial services companies, the prices they can charge, and the amount of capital they must maintain. Companies in the financial services sector may also be significantly affected by general economic conditions, including without limitation changes in interest rates. To the extent the Fund invests in the real estate sector, it may increase the volatility of the Fund’s returns and may also expose the Fund to the risk of economic downturns.

●	Investment Company Securities Risk. When the Fund invests in other investment companies, including closed end investment companies and BDCs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds).

●	LIBOR Risk. Instruments in which the Fund invests may pay interest based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, while the remainder of the LIBOR publications ended at the end of 2021. Various financial industry groups have been planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). As a result, the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally is unknown. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing.

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●	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Changes in Investment Objective or Policies

The Board of Trustees (the “Board”) may change the Fund’s investment objective and/or its 80% policy without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Trustees without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.crawfordinvestmentfunds.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV per share determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investment in the Fund is $10,000. There is no minimum for subsequent investments. The Adviser may waive the minimum at its discretion, including for existing clients of the Adviser. The Fund may waive or lower the investment minimum for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. The Fund may waive or lower the investment minimum for investors who invest in the Fund through an employer sponsored retirement plan. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee or a commission by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

●	a completed and signed investment application form; and

●	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund (the initial purchase cannot be made via ACH).

Mail the application and check to:

U.S. Mail:	Crawford Multi-Asset Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Crawford Multi-Asset Income Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instruction

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on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”), at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

By Depositing Securities - Shares of the Fund may be purchased in exchange for an investor’s securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must contact the Adviser, to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The Adviser requires that investors represent that all securities offered to the Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Adviser will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Adviser. Upon the Adviser’s acceptance of such exchange orders, the investor must deliver the securities in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund’s custodian. Securities are valued in the manner described for valuing Fund assets in the section titled “Determination of Net Asset Value.” Acceptance of such orders may occur on any day during the five-day period afforded the Adviser to review the acceptability of the securities. The Adviser will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for purposes of investment, and not for resale.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

●	your name

●	the name on your account(s)

●	your account number(s)

●	a check made payable to “Crawford Multi-Asset Income Fund”

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To wire money, you must call Shareholder Services at (800) 431-1716 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-cost averaging by automatically deducting funds from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a $25 fee to defray bank charges.

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Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (“IRA”); simplified employee pensions (“SEP”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should call Shareholder Services at (800) 431-1716 to obtain information about opening an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Please call Shareholder Services at (800) 431-1716 to obtain information about IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15-business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain financial intermediaries to accept on its behalf purchase and sale orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The minimum redemption amount via ACH is $100 and the minimum redemption amount via wire is $1,000. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed marked conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. If an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a financial intermediary, you may be charged a fee (including commissions) by that financial intermediary.

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By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Crawford Multi-Asset Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Crawford Multi-Asset Income Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may require a signature guarantee if a redemption is transmitted by ACH or wire to a bank other than the bank of record. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 431-1716 if you have questions. At the discretion of the Fund or the transfer agent, you may be required to furnish additional legal documents prior to a redemption to ensure proper authorization.

By Telephone – Unless you have opted out of telephone privileges, you may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at (800) 431-1716. Payment will be made by check mailed to the address of record unless you have previously provided electronic funds transfer instructions. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine, subject to applicable law. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate telephone redemption procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Tax Withholding

If your account is an IRA or other retirement plan account, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding. If you request a redemption by telephone, you will be asked whether or not the Fund should withhold federal income tax.

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Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at (800) 431-1716. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.

All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity for the Fund. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. The Fund’s administrator reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help

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identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange are valued at the last sales price reported by the primary exchange on which the securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded on a securities exchange for which a last-quoted price is not readily available will be valued at the last bid price.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the assets will be valued at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair valuation guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

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Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income monthly and any realized net capital gains, if any, annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the same maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long- term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal income tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk (i.e., the risk of loss) like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

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An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen High Cost as its default tax lot identification method for all shareholders. The tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser. Crawford Investment Counsel, Inc., 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339, serves as investment Adviser to the Fund. The Adviser has been providing portfolio management services since 1980 when it was founded by John H. Crawford, III. The Adviser provides investment advice to mutual funds and separately managed equity, fixed income and balanced portfolios of high net worth individuals, pension plans, trusts, and other institutional investors. As of December 31, 2021, the Adviser managed approximately $7.9 billion in assets. The Adviser is 100% employee owned.

For its advisory services, the Adviser is entitled to receive a fee at the annual rate of 1.00% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its fee and, to the extent necessary, reimburse certain operating expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and

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dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% of the average daily net assets of the Fund. The contractual agreement is in place through April 30, 2023. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. During the fiscal year ended December 31, 2021, the Fund paid the Adviser a management fee equal to 0.80% of the Fund’s average daily net assets, after fee waivers and expense reimbursements.

A discussion regarding the factors considered by the Board in approving the Fund’s management agreement is included in the Fund’s annual report to shareholders for the fiscal period ended December 31, 2021.

Portfolio Managers. The investment decisions for the Fund are made by John H. Crawford, IV, CFA, and Aaron R. Foresman, CFA.

Mr. Crawford oversees the Adviser’s proprietary equity strategies and leads its equity research process. In addition to leading investment committee meetings and to supervising the Adviser’s team of dedicated equity analysts, he serves as portfolio manager of two other mutual funds managed by the Adviser. He joined the Adviser in 1990. Mr. Crawford began his career in the investment industry at Merrill Lynch Capital Markets in 1988. He received his BBA degree from the University of Georgia and his Master of Finance from Georgia State University. He has earned the Chartered Financial Analyst (CFA) designation.

Mr. Foresman oversees the Adviser’s Multi-Asset Income strategy, is responsible for equity research in the Information Technology sector, and serves as a voting member of the Equity Investment Team. Mr. Foresman joined the Adviser in 2014. Prior to joining the Adviser, Mr. Foresman served as a portfolio manager at Buckhead Capital Management as well as an associate with Booz Allen Hamilton Inc. Mr. Foresman received his BS in Mechanical Engineering with a certificate in Economics from The Georgia Institute of Technology and his MBA from the University of Chicago Booth School of Business. He has earned the Chartered Financial Analyst (CFA) designation.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by the portfolio managers, and (iii) the portfolio managers’ ownership of shares of the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you better understand the financial performance of the Fund for the periods shown. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

CRAWFORD MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Years Ended December 31,				For the
	2021	2020	2019	2018	Period Ended December 31, 2017(a)
Selected Per Share Data:
Net asset value, beginning of year	$23.01	$25.74	$22.54	$24.79	$25.00
Investment operations:
Net investment income	0.74	0.79	0.94	1.05	0.24
Net realized and unrealized gain (loss)	2.88	(2.68)	3.56	(2.20)	(0.21)
Total from investment operations	3.62	(1.89)	4.50	(1.15)	0.03
Less distributions to shareholders from:
Net investment income	(0.83)	(0.82)	(1.00)	(1.04)	(0.23)
Net realized gains	—	—	(0.29)	(0.06)	—
Return of capital	—	(0.02)	(0.01)	—	(0.01)
Total distributions	(0.83)	(0.84)	(1.30)	(1.10)	(0.24)
Net asset value, end of year	$25.80	$23.01	$25.74	$22.54	$24.79
Total Return(b)	15.90%	(7.00)%	20.25%	(4.86)%	0.14	% (c)
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$138,692	$106,056	$93,326	$50,923	$30,488
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	% (d)
Ratio of expenses to average net assets before waiver or recoupment	1.20%	1.26%	1.32%	1.39%	2.46	% (d)
Ratio of net investment income to average net assets	2.94%	3.67%	3.89%	4.51%	4.54	% (d)
Portfolio turnover rate	12%	33%	20%	28%	5	% (c)

(a)	For the period September 12, 2017 (commencement of operations) to December 31, 2017.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

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FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual Report also includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can obtain free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports by contacting Shareholder Services at (800) 431-1716. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi-Annual Reports to Shareholders are available, free of charge, at the Fund’s website at www.crawfordinvestmentfunds.com.

Information about the Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237

CRAWFORD LARGE CAP DIVIDEND FUND

Class C Shares (CDGCX) Class I Shares (CDGIX)

A Series of the Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2022

This Statement of Additional Information (“SAI”) provides general information about the Crawford Large Cap Dividend Fund (the “Fund”). This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated April 30, 2022 (the “Prospectus”). This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021 (the “Annual Report”). To obtain a free copy of the Fund’s Prospectus or Annual Report, please write the transfer agent at Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, call Shareholder Services at (800) 431-1716, or visit the Fund’s website at www.crawfordinvestmentfunds.com.

DESCRIPTION OF THE TRUST AND FUND	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	4
INVESTMENT LIMITATIONS	15
INVESTMENT ADVISER	16
TRUSTEES AND OFFICERS	19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	25
PORTFOLIO TURNOVER	26
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	26
PORTFOLIO TRANSACTIONS AND BROKERAGE	26
CODE OF ETHICS	28
DISCLOSURE OF PORTFOLIO HOLDINGS	28
PROXY VOTING POLICY	29
DETERMINATION OF NET ASSET VALUE	29
CONTINGENT DEFERRED SALES CHARGE – CLASS C SHARES	30
REDEMPTION IN-KIND	30
STATUS AND TAXATION OF THE FUND	30
CUSTODIAN	32
FUND SERVICES	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
DISTRIBUTOR	33
DISTRIBUTION PLAN	33
FINANCIAL STATEMENTS	34

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DESCRIPTION OF THE TRUST AND FUND

Crawford Large Cap Dividend Fund was organized as a diversified series of Unified Series Trust (the “Trust”) on December 7, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended from time to time (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. Class I shares commenced operations on January 5, 2004 and Class C shares commenced operations on January 27, 2004. The investment adviser to the Fund is Crawford Investment Counsel, Inc. (the “Adviser”).

The Fund currently offers two classes of shares, Class C and Class I. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

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Customer orders will be priced at the Fund’s net asset value (“NAV”) next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make, some of the techniques it may use, and certain risks that may affect the Fund.

A.       Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund will invest principally in a portfolio of equity securities of companies that the Adviser believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The Fund will invest in equity securities that the Adviser believes have above-average total return potential. The criterion used to identify such stocks include a history of consistent increasing dividend payouts, predictable and consistent earnings growth and strong balance sheet presence.

B.       Foreign Securities. The Fund may invest in foreign securities, either directly or through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

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Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

C.       Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.       Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of

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convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.       Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

F.       Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Adviser. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid, high quality, debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

G.       Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the

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pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund’s ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

H.       Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

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1.	Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.	Options on Foreign Currencies. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

3.	General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options. However, the Fund may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become

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available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

4.	General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and

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Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

5.	Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise

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price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.       When-Issued and Delayed Delivery Transactions. The Fund may buy debt securities on a “when-issued” or “delayed delivery” basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party’s failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued debt securities.

J.       Corporate Debt Securities. The Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

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K.       Lower Quality Debt Securities. The Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.       Zero Coupon Securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the cash payment date) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

M.       Trade Claims. The Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer’s financial position improve. Trade claims are generally liquid, as there is a secondary market, but the Board will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, the Fund intends to limit these investments to no more than 5% of its net assets.

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N.       Structured Notes. The Fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero-coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. Investments in structured notes involve risks including income risk, credit and market risk. A structured note’s performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or “linked” equity security, currency, interest rate, index or other financial indicator.

When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. The Fund’s right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in the reference factors. For example, where the Fund’s structured notes are linked to factors such as interest rates or a particular index, changes in interest rates and movement of the index may cause significant price fluctuations. In addition, changes in a reference instrument or security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. Reverse convertible notes are not principal-protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference instrument or security underlying the note. Consistent with the Fund’s policy on illiquid investments, the Fund will only invest in structured products to the extent the Adviser determines that such products are liquid.

O.       Investment Company Securities. Equity securities in which the Fund may invest include shares of other investment companies, including money market funds, open-end and closed-end funds, and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. The Fund also may invest in ETFs whose portfolios primarily consist of commodities.

When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

P.       Real Estate Securities. Investments in Real Estate Investment Trusts (“REITS”) will subject the Fund to certain risks. For example, the value of an investment in REITs that directly own real property may be affected by changes in the value of that property, while REITs that invest in mortgages and other debt instruments related to real estate may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. REITs depend on management skills and generally may not be diversified. These REITs also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation.

The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly REITs that invest in mortgages, are subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

A REIT could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act. Distributions by the Fund from REITs will not qualify for the corporate dividends received deduction, or, generally, for treatment as qualified dividend income. In addition, the Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received.

Q.       U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued

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or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.	Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

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With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.	Name Rule. The Fund normally will invest at least 80% of its assets in securities of large cap companies that pay or are expected to pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to the Fund’s shareholders.

INVESTMENT ADVISER

The Fund’s Adviser is Crawford Investment Counsel, Inc., located at 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339. The investment decisions for the Fund are made by the Fund’s Portfolio Managers, John H. Crawford, IV and Jon D. Christiansen. The Adviser is 100% employee owned.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its fee and, to the extent necessary, reimburse certain Fund operating expenses, so that the Fund’s total annual expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with

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Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98% of the average daily net assets of the Fund. The contractual agreement is in place through April 30, 2023. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

A discussion of the factors that the Board considered in renewing the Fund’s management agreement is contained in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2021.

The following table provides information regarding management fees paid by the Fund to the Adviser during the periods indicated:

Fiscal Year Ended	Management Fees Accrued	Expenses Reimbursed and/or Fees Waived or Recouped	Net Management Fees Paid
December 31, 2021	$292,815	$23,164	$315,979
December 31, 2020	$244,056	$12,546	$256,602
December 31, 2019	$239,415	$(1,841)	$237,574

The Adviser retains the right to use the name “Crawford” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Crawford” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, the Adviser believes that there would be no material impact on the Fund or its shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

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About the Portfolio Managers

John H. Crawford, IV, CFA and Jon D. Christiansen, CFA, are primarily responsible for managing the Fund (the “Portfolio Managers”, each, a “Portfolio Manager”). In addition to acting as Portfolio Managers to the Fund, the Portfolio Managers also serve on the Adviser’s investment committee and, as such, are jointly responsible for making investment decisions for the Adviser’s separate accounts. As members of the Adviser’s investment committee, which consists of several other members, the Portfolio Managers were responsible for management of the following types of accounts as of December 31, 2021, in addition to the Fund:

John H. Crawford, IV, CFA

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$484.31	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2,642	$5,826.50	1	$89.21

Jon D. Christiansen, CFA

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2,642	$5,826.50	1	$89.21

The Portfolio Managers are compensated by the Adviser for their services. John H. Crawford, IV, as an owner of the Adviser, receives a fixed salary and a percentage of the firm’s net profits based on his percentage ownership of the Adviser. This compensation is not based on the performance of the Fund, though is partly based on the performance of certain client separate accounts that are subject to a performance fee. Jon D. Christiansen, as an employee of the Adviser, is compensated with salary and bonus. As with all other employees of the Adviser, the Portfolio Managers also participate in the Adviser’s profit sharing and other benefit plans.

Conflicts may arise as a result of the Portfolio Manager’s dual roles as portfolio manager to the Fund and to other clients of the Adviser, with respect to allocation of their time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers’ duties overlap. Moreover, as a result of combining responsibilities such as research and asset selection, the Portfolio Managers believe that they are able to provide both the Fund and the other clients with more thorough research and higher quality asset selection. However, from time to time, potential conflicts of interest may arise because the Portfolio Managers may be required to pursue different investment strategies on behalf of the Fund and other clients of the Adviser. For example, the Portfolio Managers may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect their investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building the Adviser’s separate account client portfolios. The Adviser monitors the Portfolio Managers’ work load and, in the event of an overload, will take any necessary steps to allocate certain responsibilities to other employees of the Adviser.

To the extent the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large of a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as

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high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection.

As of December 31, 2021, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares
John H. Crawford, IV, CFA	Over $1,000,000
Jon D. Christiansen, CFA	$100,001-$500,000

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present)
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 23 series.

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The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer and CCO at Miles Capital, Inc. (2013 – 2019).
Stacey A. Havens (1965) Relationship Manager, November 2009 to present	Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC, since 2015.
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016.

Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Kevin M. Traegner (1985) Assistant Treasurer, November 2020 to present	Current: Manager, Financial Administration, Ultimus Fund Solutions, LLC, since June 2016
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Pricing & Liquidity Committee of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002 and currently serves as Chairman of the Audit Committee and the Governance & Nominating Committee of the Board. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. From 1989 to 2021, he was a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of First State Bank of the Southeast and its holding company, as well as a member of its Directors’ Loan Committee, Audit Committee, and Personnel Committee. Mr. Tritschler is a Director of Mountain Valley Insurance Company, a Member of the Executive Board of The Lexington Chamber of Commerce, and a Member of the Hartland Executive Home Owners’ Association. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

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Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chairman of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a member of the Dean’s Advisory Board, Boston University School of Theology and a Director of Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

David R. Carson – Mr. Carson has been an Interested Trustee of the Trust since 2020, and served as President of the Trust from 2016 to 2021. Since 2013, Mr. Carson has been a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC, the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Mr. Carson’s experience as an officer of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day to day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee, and the Governance & Nominating Committee as described below:

●	The Audit Committee consists of Messrs. Condon, Little and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2021.

●	The Pricing & Liquidity Committee is responsible for reviewing and approving fair valuation determinations. The Pricing & Liquidity Committee currently consists of Messrs. Grant, Hippenstiel, and Little, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing & Liquidity Committee met four times during the fiscal year ended December 31, 2021.

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●	The Governance & Nominating Committee currently consists of all of the independent Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee currently does not accept recommendations of nominees from shareholders. The Committee met four times during the fiscal year ended December 31, 2021.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust Northern Lights Compliance Services, LLC on behalf of the Trust to provide a Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly any material compliance items that have arisen, and annually she provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees, under normal circumstances, meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. Beginning in March 2020, the Trustees have been permitted to conduct quarterly meetings telephonically or by video conference in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting will be ratified at the next in-person meeting, as required by the SEC’s relief. The Trustees held an in-person meeting in May 2021 and ratified prior actions taken pursuant to the SEC’s exemptive relief. The Trustees have since and may continue to rely on the SEC relief if needed, so long as it is available. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

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(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2021.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	$1 - $10,000
Daniel J. Condon	None	None
Kenneth G.Y. Grant	$1 - $10,000	$100,001 - $500,000
David R. Carson	None	None

*	As of the date of this SAI, the Trust consists of 23 series.

Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses, and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust [1]
Kenneth G.Y. Grant, Independent Trustee and	$3,208	$0	$0	$80,380
Chairman of the Board
Daniel J. Condon, Independent Trustee and	$3,008	$0	$0	$74,780
Chairman of the Audit Committee and the
Governance & Nominating Committee
Gary E. Hippenstiel, Independent Trustee and	$3,008	$0	$0	$74,780
Chairman of the Pricing & Liquidity Committee
Stephen A. Little, Independent Trustee	$2,558	$0	$0	$63,871
Ronald C. Tritschler, Independent Trustee	$2,558	$0	$0	$64,621
David R. Carson, Interested Trustee	$0	$0	$0	$0
Lynn E. Wood, Former Chief Compliance Officer	$2,484	$0	$0	$61,272[2]

1	As of the date of this SAI the Trust consists of 23 series.

2	In addition to the former CCO’s salary listed in the table, the Trust accrued amounts to pay for the former CCO’s expenses in connection with compliance-related activities, including due diligence visits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses were allocated to each series of the Trust in such manner as the Trustees determined to be fair and equitable.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a fund. As of March 31, 2022, the following persons were considered to be principal shareholders of the respective class:

Class I Shares

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	18.64%	Record
National Financial Services LLC FBO Crawford Investment Counsel Retirement Plan 600 Galleria Parkway Suite 1650 Atlanta, GA 30339	34.38%	Record

*As of March 31, 2022, Charles Schwab & Co., Inc. owned 32.65% of the Fund.

Class C Shares

Name and Address	% Ownership	Type of Ownership
Raymond James & Associates, Inc. FBO Anthony L. Collins Sr. and Mary Ellen Collins 880 Carillon Parkway St. Petersburg, FL 33716	9.65%	Record
Raymond James & Associates, Inc. FBO Peter Phillips 880 Carillon Parkway St. Petersburg, FL 33716	6.69%	Record

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of March 31, 2022, Charles Schwab & Co., Inc. may be deemed to be a control person of the Fund.

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In addition, it is anticipated that more than 25% of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority.  As a result, the Adviser may be deemed to control the Fund.   The address for the Adviser is 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339.  Crawford Investment Counsel, Inc. is incorporated under the laws of Georgia.

As of March 31, 2022, the Trustees and officers of the Fund as a group owned less than one percent of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 43%. For the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 7%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Fund Solutions, LLC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker or dealer, clearance procedures, wire service quotations, statistical and other research services provided by the broker or dealer to the Fund and the Adviser. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Any research benefits received by the Adviser are available for all clients of the Adviser. When it can be done consistently with the policy of obtaining the most favorable net results, the Adviser may place orders with firms that provide market, statistical and other research information to the Fund or the Adviser, although the Adviser is not authorized to pay higher commissions to firms that provide such services, except as described below.

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The Adviser may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Adviser in cash.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. These payments will be made in exchange for the Adviser’s employing the broker to execute client transactions. The Adviser also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Adviser’s use of on-line data services for investment research. For example, the Adviser has oral and written soft dollar agreements with broker-dealers to provide research services used by the Adviser to determine which broker-dealers have been active in a particular issue or have posted indication of interest in purchasing or selling a security. The Adviser also receives numerous research reports and news services that allow the Adviser’s portfolio manager, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. For the fiscal year ended December 31, 2021, the Adviser directed the following amounts in brokerage transactions to brokers on the basis of research services provided by such brokers to the Fund:

Total Transactions	Total Commissions
$9,371,588	$4,689

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchases and sales will normally be made by random client selection.

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The following table sets forth the brokerage commissions paid by the Fund on its portfolio brokerage transactions during the periods shown:

Fiscal Year End	Brokerage Commissions Paid
December 31, 2021	$4,689
December 31, 2020	$30,230
December 31, 2019	$5,074

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund or the Adviser, free of charge, by calling Shareholder Services at (800) 431-1716. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Trustees have adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. As described below, the policies allow for disclosure of non-public portfolio information to third parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Fund’s Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare

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to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board. The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Adviser’s policy provides that generally the Adviser will vote with management for routine corporate proposals unless such a vote is not in the shareholders’ best interests. Non-routine votes are reviewed on a case-by-case basis.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 431-1716 to request a copy from the Trust’s Chief Compliance Officer, or by writing to Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s website at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The NAV of each class of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the prospectus. The Fund’s NAV per share for each class is computed by dividing the value of the securities held by the applicable class plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the class outstanding at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized

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matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of trading but before the calculation of the NAV), the Fund will value its securities at their fair value, as of the close of the regular trading on the NYSE, as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing & Liquidity Committee of the Board. Any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing & Liquidity Committee will review all fair valued securities on a quarterly basis.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

CONTINGENT DEFERRED SALES CHARGE – CLASS C SHARES

Class C shares of the Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem the shares within 12 months of purchase, based on the lower of the shares’ cost or current NAV. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRAs or other retirement plans. The Fund’s distributor receives the entire amount of any CDSC you pay.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

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If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

●	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

●	Diversify its investments in securities within certain statutory limits; and

●	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, if any, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. During

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the fiscal year ended December 31, 2021 the Fund did not have capital loss carryforwards.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended December 31, 2021, the Fund did not defer any post October capital losses.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. A Trustee of the Trust is a member of the Custodian’s management.

FUND SERVICES

Ultimus Fund Solutions, (“Ultimus”) located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant, and administrator. Ultimus is the parent company of the distributor, Ultimus Fund Distributors (“UFD”). One Trustee and certain officers of the Trust are also officers of Ultimus, and/or UFD.

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

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The Fund paid the following fees to Ultimus for its services to the Fund during the periods shown. The amounts given may include amounts paid to various third parties as compensation for sub-transfer agency services.

Fiscal Year Ended	Fees Paid for Transfer Agency Services	Fees Paid for Fund Accounting Services	Fees Paid for Administration Services
December 31, 2021	$27,000	$41,917	$31,078
December 31, 2020	$26,662	$40,554	$30,010
December 31, 2019	$29,602	$33,394	$40,588

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners, LLC (“Buttonwood”) provided a Chief Compliance Officer to the Trust. For the fiscal year ended December 31, 2021, NLCS and Ultimus together received fees in the amount of $12,001 from the Fund which included certain amounts paid to Buttonwood.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. (“Cohen”), located at 151 N. Franklin Street, Suite 575, Chicago, Illinois 60606 has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending December 31, 2022. Cohen performs an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested, in accordance with applicable laws and regulations.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is also an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

Class C Shares. The Trust, with respect to the Fund, has adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by the Board, including the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast at an in-person meeting on December 7, 2003 called for the purpose of, among other things, voting on such Plan, and was effective as of the date the Fund commenced operations with respect to the Class C shares on January 27, 2004. The Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees, at an in-person meeting called for the purpose of voting on such continuance.

Under the Plan, the Fund pays a fee to the Distributor, the Adviser or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) in connection with the promotion and distribution of the Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Because these fees are an ongoing expense, over time they reduce the net investment results of the Class C shares of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal

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the results of a different class of shares having a different sales charge and 12b-1 fee structure.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of Class C shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. Pursuant to the Plan, the Board reviews a written report each quarter of the distribution expenses incurred on behalf of the Fund. For the fiscal year ended December 31, 2021, Class C shares of the Fund paid distribution fees of $30,410 under the Plan.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm required to be included in this SAI are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021 (File No. 811-21237). You can obtain the Annual Report, without charge, by calling Shareholder Services at (800) 431-1716.

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CRAWFORD SMALL CAP DIVIDEND FUND

Class I Shares (CDOFX)

A Series of the Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2022

This Statement of Additional Information (“SAI”) provides general information about the Crawford Small Cap Dividend Fund (the “Fund”). This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated April 30, 2022 (the “Prospectus”). This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021. To obtain a free copy of the Fund’s Prospectus or Annual Report, please write the transfer agent at Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, call Shareholder Services at (800) 431-1716, or visit the Fund’s website at www.crawfordinvestmentfunds.com.

DESCRIPTION OF THE TRUST AND FUND	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	4
INVESTMENT LIMITATIONS	14
INVESTMENT ADVISER	16
About the Portfolio Managers	17
TRUSTEES AND OFFICERS	18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	25
PORTFOLIO TURNOVER	26
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	26
PORTFOLIO TRANSACTIONS AND BROKERAGE	27
CODE OF ETHICS	28
DISCLOSURE OF PORTFOLIO HOLDINGS	28
PROXY VOTING POLICY	29
DETERMINATION OF NET ASSET VALUE	29
REDEMPTION IN-KIND	30
STATUS AND TAXATION OF THE FUND	31
CUSTODIAN	32
FUND SERVICES	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
DISTRIBUTOR	33
FINANCIAL STATEMENTS	33

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DESCRIPTION OF THE TRUST AND FUND

Crawford Small Cap Dividend Fund was organized as a diversified series of Unified Series Trust (the “Trust”) on June 21, 2012. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended from time to time (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. Class I shares of the Fund commenced operations on September 26, 2012. The investment adviser to the Fund is Crawford Investment Counsel, Inc. (the “Adviser”).

The Fund currently offers one share class. Each share represents an equal proportionate interest in the assets and liabilities of the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Each share has the same voting and other rights and preferences. Shares of the Fund have the same voting and other rights and preferences as the other series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value (“NAV”) next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the

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Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make, some of the techniques it may use, and certain risks that may affect the Fund.

A.       Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund will invest principally in a portfolio of equity securities of companies that the Adviser believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The Fund will invest in equity securities that the Adviser believes have above-average total return potential. The criterion used to identify such stocks include a history of consistent increasing dividend payouts, predictable and consistent earnings growth and strong balance sheet presence.

B.       Foreign Securities. The Fund may invest in foreign securities, either directly or through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

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Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

C.       Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.       Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change;

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such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.       Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

F.       Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Adviser. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid, high quality, debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

G.       Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and

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thus impair the Fund’s ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

H.       Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund’s assets will be committed to Strategic Transactions entered into for non- hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

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1.	Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.	Options on Foreign Currencies. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

3.	General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options. However, the Fund may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the

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case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

4.	General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

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The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

5.	Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non- cash-settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

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In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.       When-Issued and Delayed Delivery Transactions. The Fund may buy debt securities on a “when-issued” or “delayed delivery” basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party’s failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when- issued debt securities.

J.       Corporate Debt Securities. The Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

K.       Lower Quality Debt Securities. The Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which

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may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.       Zero Coupon Securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the cash payment date) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

M.       Structured Notes. The Fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero-coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. Investments in structured notes involve risks including income risk, credit and market risk. A structured note’s performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or “linked” equity security, currency, interest rate, index or other financial indicator.

When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. The Fund’s right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in the reference factors. For example, where the Fund’s structured notes are linked to factors such as interest rates or a particular index, changes in interest rates and movement of the index may cause significant price fluctuations. In addition, changes in a reference instrument or security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on

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maturity. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. Reverse convertible notes are not principal-protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference instrument or security underlying the note. Consistent with the Fund’s policy on illiquid investments, the Fund will only invest in structured products to the extent the Adviser determines that such products are liquid.

N.       Investment Company Securities. Equity securities in which the Fund may invest include shares of other investment companies, including money market funds, open-end and closed-end funds, and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. The Fund also may invest in ETFs whose portfolios primarily consist of commodities.

When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and

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other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

O.       Real Estate Securities. Investments in Real Estate Investment Trusts (“REITS”) will subject the Fund to certain risks. For example, the value of an investment in REITs that directly own real property may be affected by changes in the value of that property, while REITs that invest in mortgages and other debt instruments related to real estate may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. REITs depend on management skills and generally may not be diversified. These REITs also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation.

The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly REITs that invest in mortgages, are subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

A REIT could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act. Distributions by the Fund from REITs will not qualify for the corporate dividends received deduction, or, generally, for treatment as qualified dividend income. In addition, the Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received.

INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.	Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided

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that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.	Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

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B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.	Name Rule. The Fund normally will invest at least 80% of its assets in securities of small cap companies that pay or are expected to pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to the Fund’s shareholders.

INVESTMENT ADVISER

The Fund’s Adviser is Crawford Investment Counsel, Inc., located at 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339. The investment decisions for the Fund are made by John H. Crawford, IV and Boris Kuzmin. The Adviser is 100% employee owned.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.99% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its fee and, to the extent necessary, reimburse certain Fund operating expenses, so that the Fund’s total annual expenses, portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% of the average daily net assets of the Fund. The contractual agreement is in place through April 30, 2023. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

A discussion of the factors that the Board considered in renewing the Fund’s management agreement is contained in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2021.

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The following table describes the management fees paid to the Adviser by the Fund during the periods shown below:

Fiscal Year Ended	Management Fees Accrued	Expenses Reimbursed and/or Fees Waived	Net Management Fees Paid
December 31, 2021	$3,174,550	$(431,087)	$2,743,463
December 31, 2020	$2,210,070	$(386,201)	$1,823,869
December 31, 2019	$2,222,232	$(332,606)	$1,889,626

The Adviser retains the right to use the name “Crawford” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Crawford” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, the Adviser believes that there would be no material impact on the Fund or its shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

John H. Crawford, IV, CFA, and Boris Kuzmin, CFA, are primarily responsible for managing the Fund (the “Portfolio Managers”, each, a “Portfolio Manager”). In addition to acting as Portfolio Managers to the Fund, the Portfolio Managers also serve on the Adviser’s investment committee and, as such, are jointly responsible for making investment decisions for the Adviser’s separate accounts. As members of the Adviser’s investment committee, which consists of several other members, the Portfolio Managers were responsible for management of the following types of accounts as of December 31, 2021, in addition to the Fund:

John H. Crawford, IV, CFA

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$201.10	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2,642	$5,826.50	1	$89.21

Boris Kuzmin, CFA

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2,642	$5,826.50	1	$89.21

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The Portfolio Managers are compensated for their services by the Adviser. John H. Crawford, IV, as an owner of the Adviser, receives a fixed salary and a percentage of the firm’s net profits based on his percentage ownership of the Adviser. This compensation is not based on the performance of the Fund, though is partly based on the performance of certain client separate accounts that are subject to a performance fee. Boris Kuzmin, as an employee of the Adviser, is compensated with salary and bonus. As with all other employees of the Adviser, the Portfolio Managers also participate in the Adviser’s profit sharing and other benefit plans.

Conflicts may arise as a result of the Portfolio Managers’ dual roles as portfolio manager to the Fund and to other clients of the Adviser, with respect to allocation of their time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers’ duties overlap. Moreover, as a result of combining responsibilities such as research and asset selection, the Portfolio Managers believe that they are able to provide both the Fund and the other clients with more thorough research and higher quality asset selection. However, from time to time, potential conflicts of interest may arise because the Portfolio Managers may be required to pursue different investment strategies on behalf of the Fund and other clients of the Adviser. For example, the Portfolio Managers may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building the Adviser’s separate account client portfolios. The Adviser monitors the Portfolio Managers’ work load and, in the event of an overload, will take any necessary steps to allocate certain responsibilities to other employees of the Adviser.

To the extent the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large of a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection.

As of December 31, 2021, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares
John H. Crawford, IV, CFA	over $1,000,000
Boris Kuzmin, CFA	$50,001 - $100,000

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

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The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present)
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 23 series.

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The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer and CCO at Miles Capital, Inc. (2013 – 2019).
Stacey A. Havens (1965) Relationship Manager, November 2009 to present	Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC, since 2015.
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016.

Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Kevin M. Traegner (1985) Assistant Treasurer, November 2020 to present	Current: Manager, Financial Administration, Ultimus Fund Solutions, LLC, since June 2016
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.
*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Pricing & Liquidity Committee of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

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Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002 and currently serves as Chairman of the Audit Committee and the Governance & Nominating Committee of the Board. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. From 1989 to 2021, he was a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of First State Bank of the Southeast and its holding company, as well as a member of its Directors’ Loan Committee, Audit Committee, and Personnel Committee. Mr. Tritschler is a Director of Mountain Valley Insurance Company, a Member of the Executive Board of The Lexington Chamber of Commerce, and a Member of the Hartland Executive Home Owners’ Association. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chairman of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a member of the Dean’s Advisory Board, Boston University School of Theology and a Director of Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

David R. Carson – Mr. Carson has been an Interested Trustee of the Trust since 2020, and currently serves as President of the Trust. Since 2013, Mr. Carson has been a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC, the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the

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qualification of the Adviser to serve as adviser to the Fund. Mr. Carson’s experience as an officer of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day to day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee, and the Governance & Nominating Committee as described below:

●	The Audit Committee consists of Messrs. Condon, Little and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2021.

●	The Pricing & Liquidity Committee is responsible for reviewing and approving fair valuation determinations. The Pricing & Liquidity Committee currently consists of Messrs. Grant, Hippenstiel, and Little, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing & Liquidity Committee met four times during the fiscal year ended December 31, 2021.

●	The Governance & Nominating Committee currently consists of all of the independent Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee currently does not accept recommendations of nominees from shareholders. The Committee met four times during the fiscal year ended December 31, 2021.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This counsel also serves as counsel to the Trust. In addition, the Board has engaged Northern Lights Compliance Services, LLC on behalf of the Trust to provide a Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly any material compliance items that have arisen, and annually she provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

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●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees, under normal circumstances, meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. Beginning in March 2020, the Trustees have been permitted to conduct quarterly meetings telephonically or by video conference in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting will be ratified at the next in-person meeting, as required by the SEC relief. The Trustees held an in-person meeting in May 2021 and ratified prior actions taken pursuant to the SEC’s exemptive relief. The Trustees have since and may continue to rely on the SEC relief if needed, so long as it is available. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

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The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2021.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	$1 - $10,000
Daniel J. Condon	None	None
Kenneth G.Y. Grant	$1 - $10,000	$100,001 - $500,000
David R. Carson	None	None

*	As of the date of this SAI, the Trust consists of 23 series.

Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust [1]
Kenneth G.Y. Grant, Independent Trustee and Chairman of the Board	$3,208	$0	$0	$80,380
Daniel J. Condon, Independent Trustee and Chairman of the Audit Committee and the Governance & Nominating Committee	$3,008	$0	$0	$74,780
Gary E. Hippenstiel, Independent Trustee and Chairman of the Pricing & Liquidity Committee	$3,008	$0	$0	$74,780
Stephen A. Little, Independent Trustee	$2,558	$0	$0	$63,871
Ronald C. Tritschler, Independent Trustee	$2,558	$0	$0	$64,621
David R. Carson, Interested Trustee	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$2,484	$0	$0	$61,272[2]

1	As of the date of this SAI the Trust consists of 23 series.

2	In addition to the CCO’s salary listed in the table, the Trust accrues amounts to pay for the CCO’s expenses in connection with compliance-related activities, including due diligence visits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a fund. As of March 31, 2022, the following persons were considered to be principal shareholders of Class I Shares:

Name and Address	% Ownership	Type of Ownership
Charles Schwab and Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.49%	Record
SEI Private Trust Company ID # 337 1 Freedom Valley Drive Oaks, PA 19456	16.24%	Record
SEI Private Trust Company* ID # 683 1 Freedom Valley Drive Oaks, PA 19456	13.33%	Record
LPL Financial/FBO Customer Accounts P.O. Box 509046 San Diego, CA 92150	6.40%	Record

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A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of March 31, 2022, SEI Private Trust Company may be deemed to be a control person of the Fund.

In addition, it is anticipated that more than 25% of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority.  As a result, the Adviser may be deemed to control the Fund.   The address for the Adviser is 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339.  Crawford Investment Counsel, Inc. is incorporated under the laws of Georgia.

As of March 31, 2022, the Trustees and officers of the Fund as a group beneficially did not own any shares of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 32%. For the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 27%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Fund Solutions, LLC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account

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in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker or dealer, clearance procedures, wire service quotations, statistical and other research services provided by the broker or dealer to the Fund and the Adviser. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Any research benefits received by the Adviser are available for all clients of the Adviser. When it can be done consistently with the policy of obtaining the most favorable net results, the Adviser may place orders with firms that provide market, statistical and other research information to the Fund or the Adviser, although the Adviser is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Adviser may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Adviser in cash.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. These payments will be made in exchange for the Adviser’s employing the broker to execute client transactions. The Adviser also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Adviser’s use of on-line data services for investment research. For example, the Adviser has oral and written soft dollar agreements with broker-dealers to provide research services used by the Adviser to determine which broker-dealers have been active in a particular issue or have posted indication of interest in purchasing or selling a security. The Adviser also receives numerous research reports and news services that allow the Adviser’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

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The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. For the fiscal year ended December 31, 2021, the Adviser directed the following amounts in brokerage transactions to brokers on the basis of research services provided by such brokers to the Fund:

Total Transactions	Total Commissions
$ 181,277,235	$ 158,977

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchases and sales will normally be made by random client selection.

The following table provides information regarding brokerage commissions paid by the Fund during the fiscal years indicated.

Fiscal Year Ended	Brokerage Commissions Paid
December 31, 2021	$158,977
December 31, 2020	$195,601
December 31, 2019	$179,434

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund or the Adviser, free of charge, by calling Shareholder Services at (800) 431-1716. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Trustees have adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. As described below, the policies allow for disclosure of non-public portfolio information to third parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to

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shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Fund’s Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board. The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Adviser’s policy provides that generally the Adviser will vote with management for routine corporate proposals unless such a vote is not in the shareholders’ best interests. Non-routine votes are reviewed on a case-by-case basis.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 431-1716 to request a copy from the Trust’s Chief Compliance Officer, or by writing to Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see

29

“Determination of Net Asset Value” in the prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of trading but before the calculation of the NAV), the Fund will value its securities at their fair value, as of the close of the regular trading on the NYSE, as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing & Liquidity Committee of the Board. Any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing & Liquidity Committee will review all fair valued securities on a quarterly basis.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

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STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares will generally result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

●	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

●	Diversify its investments in securities within certain statutory limits; and

●	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, if any, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

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Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. During the fiscal year ended December 31, 2021, the Fund utilized capital loss carryforwards of $3,196,882.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended December 31, 2021, the Fund did not defer any late year gains or losses.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, (“Ultimus”) located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant, and administrator. Ultimus is the parent company of the distributor, Ultimus Fund Distributors, LLC (“UFD”). One Trustee and certain officers of the Trust are also officers of Ultimus, and/or UFD.

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Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

The following table provides information regarding transfer agent, fund accounting and administrative services fees accrued by the Fund during the periods indicated. The amounts given may include amounts paid to various third parties as compensation for sub-transfer agency services.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administration Services
December 31, 2021	$27,953	$60,402	$172,563
December 31, 2020	$24,458	$54,359	$132,782
December 31, 2019	$25,681	$67,440	$137,361

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners, LLC (“Buttonwood”) provided a Chief Compliance Officer to the Trust. For the fiscal year ended December 31, 2021, NLCS and Ultimus together received fees in the amount of $12,001 from the Fund which included certain amounts paid to Buttonwood.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. (“Cohen”), located at 1551 N. Franklin Street, Suite 575, Chicago, Illinois, 60606 has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending December 31, 2022. Cohen performs an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested, in accordance with applicable laws and regulations.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is also an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm, required to be included in the Statement of Additional Information, are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021, (File No. 811-21237). You can obtain the Annual Report without charge by calling Shareholder Services at (800) 431-1716 or upon written request.

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CRAWFORD MULTI-ASSET INCOME FUND

(CMALX)

A Series of the Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2022

This Statement of Additional Information (“SAI”) provides general information about the Crawford Multi-Asset Income Fund (the “Fund”). This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated April 30, 2022 (the “Prospectus”). This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021 (the “Annual Report”). To obtain a free copy of the Fund’s Prospectus or Annual Report, please write the transfer agent at Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, call Shareholder Services at (800) 431-1716, or visit the Fund’s website at www.crawfordinvestmentfunds.com.

DESCRIPTION OF THE TRUST AND FUND	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	4
INVESTMENT LIMITATIONS	16
INVESTMENT ADVISER	17
TRUSTEES AND OFFICERS	19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	26
PORTFOLIO TURNOVER	26
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	26
PORTFOLIO TRANSACTIONS AND BROKERAGE	27
CODE OF ETHICS	28
DISCLOSURE OF PORTFOLIO HOLDINGS	28
PROXY VOTING POLICY	29
DETERMINATION OF NET ASSET VALUE	30
REDEMPTION IN-KIND	31
STATUS AND TAXATION OF THE FUND	31
CUSTODIAN	33
FUND SERVICES	33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
DISTRIBUTOR	33
FINANCIAL STATEMENTS	34

DESCRIPTION OF THE TRUST AND FUND

Crawford Multi-Asset Income Fund was organized as a diversified series of Unified Series Trust (the “Trust”) on August 7, 2017. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended from time to time (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on September 12, 2017. The investment adviser to the Fund is Crawford Investment Counsel, Inc. (the “Adviser”).

The Fund currently offers one share class. Each share represents an equal proportionate interest in the assets and liabilities of the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Each share has the same voting and other rights and preferences. Shares of the Fund have the same voting and other rights and preferences as the other series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more financial intermediaries to receive on its behalf purchase and redemption orders. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value (“NAV”) next computed after they are received by an authorized financial intermediary, or its authorized designee, and accepted by the Fund.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make, some of the techniques it may use, and certain risks that may affect the Fund.

A.       Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund will invest principally in a portfolio of equity securities of companies that the Adviser believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The Fund will invest in equity securities that the Adviser believes have above-average total return potential. The criterion used to identify such stocks include a history of consistent increasing dividend payouts, predictable and consistent earnings growth and strong balance sheet presence.

B.       Foreign Securities. The Fund may invest in foreign securities, either directly or through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

C.       Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.       Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.       Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

F.       Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Adviser. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid, high quality, debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

G.       Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund’s ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

H.       Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.	Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.	Options on Foreign Currencies. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

3.	General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options. However, the Fund may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

4.	General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

5.	Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.       When-Issued and Delayed Delivery Transactions. The Fund may buy debt securities on a “when-issued” or “delayed delivery” basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party’s failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued debt securities.

J.       Corporate Debt Securities. The Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

K.       Lower Quality Debt Securities. The Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.       Zero Coupon Securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the cash payment date) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

M.       Structured Notes. The Fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. Investments in structured notes involve risks including income risk, credit and market risk. A structured note’s performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or “linked” equity security, currency, interest rate, index or other financial indicator.

When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. The Fund’s right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in the reference factors. For example, where the Fund’s structured notes are linked to factors such as interest rates or a particular index, changes in interest rates and movement of the index may cause significant price fluctuations. In addition, changes in a reference instrument or security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. Reverse convertible notes are not principal-protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference instrument or security underlying the note. Consistent with the Fund’s policy on illiquid investments, the Fund will only invest in structured products to the extent the Adviser determines that such products are liquid.

N.       Investment Company Securities. The Fund may invest in securities issued by other investment companies, including shares of open-end investment companies, closed-end investment companies (including business development companies (“BDCs”)), and unit investment trusts. Investment companies are collective investment portfolios that invest directly in underlying investments.

When the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by that investment company. These expenses are in addition to the fees and expenses of the Fund itself and, for certain investment companies, such as BDCs, may be significant.

In addition, when the Fund invests in another investment company, the Fund will be affected by losses of the investment company and the level of risk arising from the investment practices of the investment company (such as the use of leverage or derivatives). The Fund has no control over the investments and related risks taken by underlying investment companies in which it invests. The Fund may also be required to pay redemption fees charged by underlying investment companies.

Open-end investment companies traded on an exchange are often referred to as exchange-traded funds (“ETFs”). In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund may invest in inverse ETFs. Inverse ETFs seek daily investment results that correspond to the inverse, or a multiple of the inverse, of the daily performance of some index. Inverse ETFs obtain investment exposure through derivatives, which may be considered aggressive or speculative, and there is no guarantee that an inverse ETF will meet its investment objective. The Fund will be adversely affected if it holds an inverse ETF during periods when the value of the index tracked by the ETF increases. For periods longer than a day, an inverse ETF will typically lose money when the level of the tracked index is flat over time, and it is possible that an inverse ETF will lose money over time even if the tracked index falls. Underlying ETFs in which the Fund may invest may use derivatives that are “leveraged,” which may magnify or otherwise increase investment losses to the ETF and thus adversely affect the Fund.

To the extent that the Fund invests in ETFs, closed-end funds or trusts, or other investment vehicles that invest in commodities (or are designed to track the prices of commodities), it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default on its obligations under the contract).

Closed-end funds (including BDCs) are subject to additional risks. Closed-end funds may leverage a higher percentage of their assets (that is, using borrowed money to buy additional assets) than traditional mutual funds. Leveraging can provide higher yields and potentially higher returns for investors, but it also increases overall risk and the volatility of the investment. Closed-end funds generally sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. A closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Shares of closed-end funds may trade at a value greater or lower than their NAV. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Most closed-end funds trade actively, and their shares are liquid. Some closed-end funds, however, trade less actively, and may not be liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than or less than their net asset value.

O.       Real Estate Securities. Investments in Real Estate Investment Trusts (“REITS”) will subject the Fund to certain risks. For example, the value of an investment in REITs that directly own real property may be affected by changes in the value of that property, while REITs that invest in mortgages and other debt instruments related to real estate may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. REITs depend on management skills and generally may not be diversified. These REITs also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation.

The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly REITs that invest in mortgages, are subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

A REIT could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act. Distributions by the Fund from REITs will not qualify for the corporate dividends received deduction, or, generally, for treatment as qualified dividend income. In addition, the Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received.

P.       Master Limited Partnerships (“MLPs”) and Publicly Traded Partnerships (“PTPs”). The Fund may directly invest a portion of its total assets in the equity or debt securities of MLPs or PTPs. MLPs and PTPs are generally considered a Qualified Publicly Traded Partnerships (“QPTPs) if certain conditions are met. A QPTP is defined as a publicly traded partnership whose interest in such partnership are traded on an established securities market, or are readily tradable on a secondary market and at least 90% of the gross income is derived from qualified sources. Qualified source is defined as interest, dividends, real property rents, gain from the sale or other disposition of real property, income and gains derived from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, gain from the sale or disposition of a capital asset held for the production of income, income and gains from commodities, futures, forwards and options with respect to commodities. MLPs or PTPs that meet the QPTP requirement are considered a qualified asset for IRS diversification and gross income testing applicable to mutual funds.

MLPs and PTPs are limited partnerships in which the ownership units are publicly traded. MLP and PTP units are registered with the U.S. Securities and Exchange Commission (“SEC”) and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries. PTPs are generally related to the investment industry, but they also may finance motion pictures, research and development and other projects. Generally, MLP and PTPs are operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP or PTP are generally those involved in investing in a partnership as opposed to a corporation. A change in current tax law, or a change in the underlying business mix of a given MLP or PTP, could result in an MLP or PTP being treated as a corporation for U.S. federal income tax purposes. This would result in the MLP or PTP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP or PTP. Additional risks involved with investing in a MLP or PTP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs and PTPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP or PTP is allocated a share of the partnership’s income, gains, losses, deductions, and expenses. Investors in an MLP or PTP receive a Schedule K-1 each year, which reports their allocable share of the MLP or PTP’s income, expense and gain and losses for the tax year. This differs from an investment in a corporation, where the investor receives a 1099-DIV to report the amount of dividends that they received. The K-1 also provides information regarding the MLP or PTP’s activities in various states which may or may not result in state filing requirements for investors. Any cash distributions paid by the MLP or PTP during the year are generally considered a return of capital to the investor and typically are not subject to current tax. This flow-through treatment eliminates the double taxation seen with traditional corporate investments, where the corporation pays tax on their current earnings and profits and then the investor pays tax on any current year distributions received from the corporation’s earnings and profits.

Additionally, mutual funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in QPTPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in one or more QPTP, it will be subject to federal corporate income tax. For more information about the Fund’s tax status, please see “Status and Taxation of the Fund” in this SAI.

Q.       U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.	Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

INVESTMENT ADVISER

The Fund’s Adviser is Crawford Investment Counsel, Inc., located at 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339. The investment decisions for the Fund are made by the Fund’s Portfolio Managers, John H. Crawford, IV, CFA, and Aaron R. Foresman, CFA. The Adviser is 100% employee owned.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its fee and, to the extent necessary, reimburse certain Fund operating expenses, so that the Fund’s total annual expenses, portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% of the average daily net assets of the Fund. The contractual agreement is in place through April 30, 2023. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

A discussion of the factors that the Board considered in approving the Fund’s management agreement is contained in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2021.

The following table describes the management fees paid to the Adviser by the Fund during the periods shown below:

Fiscal Year Ended	Management Fees Accrued	Expenses Reimbursed and/or Fees Waived	Net Management Fees Paid
December 31, 2021	$1,242,803	$(250,932)	$991,871
December 31, 2020	$934,136	$(238,010)	$696,126
December 31, 2019	$699,352	$(224,679)	$474,673

The Adviser retains the right to use the name “Crawford” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Crawford” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, the Adviser believes that there would be no material impact on the Fund or its shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

John H. Crawford, IV, CFA, and Aaron R. Foresman, CFA, are primarily responsible for managing the Fund (the “Portfolio Managers”, each, a “Portfolio Manager”). In addition to acting as Portfolio Managers to the Fund, the Portfolio Managers also serve on the Adviser’s investment committee and, as such, are jointly responsible for making the investment decisions for the Adviser’s separate accounts. As members of the Adviser’s investment committee, which consists of several other members, the Portfolio Managers were responsible for management of the following types of accounts as of December 31, 2021, in addition to the Fund:

John H. Crawford, IV, CFA

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$407.81	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2,642	$5,826.50	1	$89.21

Aaron R. Foresman, CFA

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2,642	$5,826.50	1	$89.21

The Portfolio Managers are compensated for their services by the Adviser. John H. Crawford, IV, as an owner of the Adviser, receives a fixed salary and a percentage of the Adviser’s net profits based on his percentage ownership of the Adviser. This compensation is not based on the performance of the Fund, though is partly based on the performance of certain accounts subject to a performance fee. Aaron R. Foresman, as an employee of the Adviser, is compensated with salary and bonus. As with all other employees of the Adviser, the Portfolio Managers also participate in the Adviser’s profit sharing and other benefit plans.

Conflicts may arise as a result of the Portfolio Managers’ dual roles as portfolio managers to the Fund and to other clients of the Adviser, with respect to allocation of their time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers’ duties overlap. Moreover, as a result of combining responsibilities such as research and asset selection, the Portfolio Managers believe that they are able to provide both the Fund and the other clients with more thorough research and higher quality asset selection. However, from time to time, potential conflicts of interest may arise because the Portfolio Managers may be required to pursue different investment strategies on behalf of the Fund and other clients of the Adviser. For example, the Portfolio Managers may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect their investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building the Adviser’s separate account client portfolios. The Adviser monitors the Portfolio Managers’ work load and, in the event of an overload, will take any necessary steps to allocate certain responsibilities to other employees of the Adviser.

To the extent the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large of a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection.

As of December 31, 2021, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares
John H. Crawford, IV, CFA	$100,001 - $500,000
Aaron R. Foresman, CFA	None*

*	Invested in the strategy via a separate account.

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present)
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 23 series.

The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer and CCO at Miles Capital, Inc. (2013 – 2019).
Stacey A. Havens (1965) Relationship Manager, November 2009 to present	Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC, since 2015.
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016.

Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Kevin M. Traegner (1985) Assistant Treasurer, November 2020 to present	Current: Manager, Financial Administration, Ultimus Fund Solutions, LLC, since June 2016
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Pricing

& Liquidity Committee of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002 and currently serves as Chairman of the Audit Committee and the Governance & Nominating Committee of the Board. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. From 1989 to 2021, he was a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of First State Bank of the Southeast and its holding company, as well as a member of its Directors’ Loan Committee, Audit Committee, and Personnel Committee. Mr. Tritschler is a Director of Mountain Valley Insurance Company, a Member of the Executive Board of The Lexington Chamber of Commerce, and a Member of the Hartland Executive Home Owners’ Association. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chairman of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a member of the Dean’s Advisory Board, Boston University School of Theology and a Director of Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

David R. Carson – Mr. Carson has been an Interested Trustee of the Trust since 2020, and served as President of the Trust from 2016 to 2021. Since 2013, Mr. Carson has been a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC, the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Mr. Carson’s experience as an officer of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day to day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee, and the Governance & Nominating Committee as described below:

●	The Audit Committee consists of Messrs. Condon, Little and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2021.

●	The Pricing & Liquidity Committee is responsible for reviewing and approving fair valuation determinations. The Pricing & Liquidity Committee currently consists of Messrs. Grant, Hippenstiel, and Little, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing & Liquidity Committee met four times during the fiscal year ended December 31, 2021.

●	The Governance & Nominating Committee currently consists of all of the independent Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee currently does not accept recommendations of nominees from shareholders. The Committee met four times during the fiscal year ended December 31, 2021.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This counsel also serves as counsel to the Trust. In addition, the Board has engaged Northern Lights Compliance Services, LLC on behalf of the Trust to provide a Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly any material compliance items that have arisen, and annually she provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees, under normal circumstances, meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. Beginning in March 2020, the Trustees have been permitted to conduct quarterly meetings telephonically or by video conference in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting will be ratified at the next in-person meeting, as required by the SEC relief. The Trustees held an in-person meeting in May 2021 and ratified prior actions taken pursuant to the SEC’s exemptive relief. The Trustees have since and may continue to rely on the SEC relief if needed, so long as it is available. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2021.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	$1 - $10,000
Daniel J. Condon	None	None
Kenneth G.Y. Grant	$1 - $10,000	$100,001 - $500,000
David R. Carson	None	None

*	As of the date of this SAI, the Trust consists of 23 series.

Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Kenneth G.Y. Grant, Independent Trustee and	$3,208	$0	$0	$80,380
Chairman of the Board
Daniel J. Condon, Independent Trustee and	$3,008	$0	$0	$74,780
Chairman of the Audit Committee and the
Governance & Nominating Committee
Gary E. Hippenstiel, Independent Trustee and	$3,008	$0	$0	$74,780
Chairman of the Pricing & Liquidity Committee
Stephen A. Little, Independent Trustee	$2,558	$0	$0	$63,871
Ronald C. Tritschler, Independent Trustee	$2,558	$0	$0	$64,621
David R. Carson, Interested Trustee	$0	$0	$0	$0
Lynn E. Wood, Former Chief Compliance Officer	$2,484	$0	$0	$61,272[2]

1	As of the date of this SAI, the Trust consists of 23 series.

2	In addition to the former CCO’s salary listed in the table, the Trust accrued amounts to pay for the former CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses were allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. As of March 31, 2022, the following persons may be deemed to be principal shareholders of the Fund:

Name and Address	% Ownership	Type of Ownership
SEI Private Trust Company* ID # 683 1 Freedom Valley Drive Oaks, PA 19456	29.88%	Record
SEI Private Trust Company* ID # 337 1 Freedom Valley Drive Oaks, PA 19456	32.70%	Record
Charles Schwab and Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.48%	Record

*	As of March 31, 2021, SEI Private Trust Company owned 62.58% of the Fund.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Agreement with the Adviser. As of March 31, 2022, SEI Private Trust Company may be deemed to be a control person of the Fund.

In addition, it is anticipated that more than 25% of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority.  As a result, the Adviser may be deemed to control the Fund.   The address for the Adviser is 600 Galleria Parkway, SE, Suite 1650, Atlanta, GA 30339.  Crawford Investment Counsel, Inc. is incorporated under the laws of Georgia.

As of March 31, 2022, the Trustees and officers of the Fund as a group owned less than one percent of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 33%. For the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 12%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Fund Solutions, LLC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker or dealer, clearance procedures, wire service quotations, statistical and other research services provided by the broker or dealer to the Fund and the Adviser. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Any research benefits received by the Adviser are available for all clients of the Adviser. When it can be done consistently with the policy of obtaining the most favorable net results, the Adviser may place orders with firms that provide market, statistical and other research information to the Fund or the Adviser, although the Adviser is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Adviser may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Adviser in cash.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. These payments will be made in exchange for the Adviser’s employing the broker to execute client transactions. The Adviser also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Adviser’s use of on-line data services for investment research. For example, the Adviser has oral and written soft dollar agreements with broker-dealers to provide research services used by the Adviser to determine which broker-dealers have been active in a particular issue or have posted indication of interest in purchasing or selling a security. The Adviser also receives numerous research reports and news services that allow the Adviser’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.

For the fiscal year ended December 31, 2021, the Adviser directed the following amounts in brokerage transactions to brokers on the basis of research services provided by such brokers to the Fund:

Total Transactions	Total Commissions
$34,605,464	$56,098

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchases and sales will normally be made by random client selection.

The following table provides information regarding brokerage commissions paid by the Fund during the fiscal years indicated.

Fiscal Year Ended	Brokerage Commissions Paid
December 31, 2021	$56,098
December 31, 2020	$125,855
December 31, 2019	$72,561

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund or the Adviser, free of charge, by calling Shareholder Services at (800) 431-1716. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Trustees have adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Fund’s Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board. The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Adviser’s policy provides that generally the Adviser will vote with management for routine corporate proposals unless such a vote is not in the shareholders’ best interests. Non-routine votes are reviewed on a case-by-case basis.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 431-1716 to request a copy from the Trust’s Chief Compliance Officer, or by writing to Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s website at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of trading but before the calculation of the NAV), the Fund will value its securities at their fair value, as of the close of the regular trading on the NYSE, as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing & Liquidity Committee of the Board. Any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing & Liquidity Committee will review all fair valued securities on a quarterly basis.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of an Ohio business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

●	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

●	Diversify its investments in securities within certain statutory limits; and

●	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, if any, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. During the fiscal year ended December 31, 2021 the Fund had short-term and long-term capital loss carryforward of $1,633,573 and $4,320,187, respectively During the fiscal year ended December 31, 2021, the Fund utilized capital loss carryforwards of $1,678,543.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended December 31, 2021, the Fund did not defer any post-October losses or gains.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, (“Ultimus”) located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant, and administrator. Ultimus is the parent company of the distributor, Ultimus Fund Distributors, LLC (“UFD”). Certain officers of the Trust are also officers of Ultimus, and/or UFD.

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

The following table provides information regarding transfer agent, fund accounting and administrative services fees accrued by the Fund during the periods indicated. The amounts given may include amounts paid to various third parties as compensation for sub-transfer agency services.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administration Services
December 31, 2021	$18,000	$42,599	$65,939
December 31, 2020	$17,836	$39,161	$58,132
December 31, 2019	$16,414	$32,999	$54,127

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners, LLC (“Buttonwood”) provided a Chief Compliance Officer to the Trust. For the fiscal year ended December 31, 2021, NLCS and Ultimus together received fees in the amount of $12,001 from the Fund which included certain amounts paid to Buttonwood.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. (“Cohen”), located at 151 N. Franklin Street, Suite 575, Chicago, Illinois, 60606 has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending December 31, 2022. Cohen performs an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested, in accordance with applicable laws and regulations.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is also an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm, required to be included in the Statement of Additional Information, are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021 (File No. 811-21237). You can obtain the Annual Report without charge by calling Shareholder Services at (800) 431-1716.

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation

	1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

	2.	Amendment No. 40 to Agreement and Declaration of Trust as filed with the State of Ohio on February 25, 2022 – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

(b)	By-laws. Bylaws of the Registrant, as adopted on October 14, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders. None.

(d)	Investment Advisory Contracts.

1.	(a)	Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Large Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	(b)	Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

	(c)	Amended and Restated Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Large Cap Dividend Fund, and the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

2.	(a)	Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Multi-Asset Income Fund - Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

3.	(a)	Registrant’s Management Agreement with Channel Investment Partners LLC with regard to the Channel Short Duration Income Fund dated August 1, 2020 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

	(b)	Assignment and Assumption Agreement among Financial Counselors, Inc., Channel Investment Partners LLC and Unified Series Trust regarding fee waiver and expense reimbursement with respect to the Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

	(c)	Operating Expense Limitation Agreement with Channel Investment Partners LLC regarding fee waiver and expense reimbursement with respect to the Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

4.	(a)	Registrant’s Amended and Restated Management Agreement with Pekin Hardy Strauss, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Pekin Hardy Strauss, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund - Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

5.	(a)	Registrant’s Amended and Restated Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

6.	Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

7.	(a)	Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	First Addendum to Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

8.	Registrant’s Management Agreement with SBAuer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2021.

9.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

10.	(a)	Registrant’s Management Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

	(b)	Amendment to Registrant’s Management Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

	(c)	Amended and Restated Operating Expense Limitation Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

11.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

12.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

13.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group U.S. Small Cap Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group U.S. Small Cap Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

14.	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group Stock Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, the Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, and the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

15.	(a)	Registrant’s Management Agreement with Standpoint Asset Management, LLC with regard to the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

(b)	Operating Expense Limitation Agreement with Standpoint Asset Management, LLC regarding Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(c)	Investment Advisory Agreement between Standpoint Asset Management, LLC and Standpoint Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

16.	(a)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Core Strategy ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to the Absolute Core Strategy ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

17.	Subadvisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC with regard to the Absolute Core Strategy ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

18.	(a)	Registrant’s Management Agreement with Ballast Asset Management, LP with regard to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Ballast Asset Management, LP with regard to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

19.	Registrant’s Management Agreement with Little Harbor Advisors, LLC with regard to the LHA Tactical Beta Variable Series Fund – Filed with Registrant’s registration statement on Form N-1A dated November 9, 2021 and incorporated herein by reference.

20.	(a)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Large Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Large Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

	(c)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(d)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(e)	Sub-advisory agreement between OneAscent Investment Solutions, LLC and Teachers Advisors, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(f)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent International Equity Fund – To be filed by subsequent amendment.

	(g)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent International Equity Fund – To be filed by subsequent amendment.

	(h)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Emerging Markets Fund – To be filed by subsequent amendment.

	(i)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Emerging Markets Fund – To be filed by subsequent amendment.

21.	(a)	Registrant’s Management Agreement with AlphaTrAI Funds, Inc. with regard to the AlphaTrAI Large Cap Night ETF – To be filed by subsequent amendment.

	(b)	Registrant’s Management Agreement with AlphaTrAI Funds, Inc. with regard to the AlphaTrAI Mid Cap Night ETF – To be filed by subsequent amendment.

	(c)	Registrant’s Management Agreement with AlphaTrAI Funds, Inc. with regard to the AlphaTrAI Small Cap Night ETF – To be filed by subsequent amendment.

	(d)	Sub-advisory agreement between AlphaTrAI Funds, Inc. and Exchange Traded Concepts, LLC – To be filed by subsequent amendment.

(e)	Underwriting Contracts.

1.	(a)	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated February 1, 2019 – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(b)	Amendment to Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 24, 2022 and incorporated herein by reference.

2.	(a)	Distribution Agreement between Registrant and Northern Lights Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(b)	Supplemental Schedule B to Distribution Agreement between Registrant and Northern Lights Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(c)	Supplemental Schedule B to Distribution Agreement between Registrant and Northern Lights Distributors, LLC for OneAscent Large Cap Core ETF and OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated February 24, 2022 and incorporated herein by reference.

	(d)	Supplemental Schedule B to Distribution Agreement between Registrant and Northern Lights Distributors, LLC for the AlphaTrAI ETFs – To be filed by subsequent amendment.

3.	(a)	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated December 31, 2019 – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(b)	Amendment to Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodian Agreements.

	1.	Registrant’s Custodian Agreement with Huntington National Bank dated October 15, 2010 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	2.	Registrant’s Custodian Agreement with U.S. Bank, N.A. dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

3.	(a)	Registrant’s Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(b)	First Amendment to Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(c)	Second Amendment to Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

	(d)	Third Amendment to Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(e)	Fourth Amendment to Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – To be filed by subsequent amendment.

4.	(a)	Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021.

	(b)	U.S. Bank National Association Acknowledgement of Assumption of Custodial Duties – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

5.		Registrant’s Custodian Agreement with Fifth Third Bank, National Association – Filed with Registrant’s registration statement on Form N-1A dated November 9, 2021 and incorporated herein by reference.

(h)	Other Material Contracts.

	1.	Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2021 and incorporated herein by reference.

	2.	(a)	Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	(b)	Side Letter Agreement with Pekin Hardy Strauss, Inc. regarding agreement to waive receipt of payments under the plan relating to the Fund’s Investor Class until January 31, 2023 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2022 and incorporated herein by reference.

3.	(a)	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(b)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2018 and incorporated herein by reference.

(c)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2019 and incorporated herein by reference.

(d)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated December 24, 2019 and incorporated herein by reference.

(e)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated December 24, 2019 and incorporated herein by reference.

	4.	Form of Authorized Participant Agreement for ETFs – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	5.	Registrant’s Participation Agreement with Security Benefit Life Insurance Company for LHA Tactical Beta Variable Series Fund – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	6.	Registrant’s Participation Agreement with First Security Benefit Life Insurance and Annuity Company of New York for LHA Tactical Beta Variable Series Fund – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	7.	Registrant’s Amended and Restated Loan Agreement with U.S. Bank National Association for Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	8.	Registrant’s Investment Agreement with Pekin Hardy Strauss, Inc. and Simplify Exchange Traded Funds for Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	9.	Registrant’s Investment Agreement with 360 Funds for Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

(i)	Legal Opinion and Consent.

	1.	Legal opinion and consent – The legal opinion was filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and is incorporated herein by reference. The consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements. Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	Rule 12b-1 Plans.

	1.	Revised Rule 12b-1 Distribution Plan for Crawford Large Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

2.	Rule 12b-1 Distribution Plan for Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

3.	Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

4.	Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

5.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

6.	Rule 12b-1 Distribution Plan with respect to the Series II Shares of the LHA Tactical Beta Variable Series Fund – Filed with Registrant’s registration statement on Form N-1A dated August 17, 2021 and incorporated herein by reference.

7.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the OneAscent International Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 24, 2022 and incorporated herein by reference.

8.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the OneAscent Emerging Markets Fund – Filed with Registrant’s registration statement on Form N-1A dated February 24, 2022 and incorporated herein by reference.

(n)	Rule 18f-3 Plans.

	1.	Amended and Restated Rule 18f-3 Plan for Crawford Large Cap Dividend Fund, and Crawford Small Cap Dividend Fund - Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	2.	Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

	3.	Rule 18f-3 Plan for Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

	4.	Rule 18f-3 Plan for LHA Tactical Beta Variable Series Fund – Filed with Registrant’s registration statement on Form N-1A dated August 17, 2021 and incorporated herein by reference.

	5.	Rule 18f-3 Plan for OneAscent International Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 24, 2022 and incorporated herein by reference.

	6.	Rule 18f-3 Plan for OneAscent Emerging Markets Fund – Filed with Registrant’s registration statement on Form N-1A dated February 24, 2022 and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

	1.	Registrant’s Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on March 29, 2018 and incorporated herein by reference.

	2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

3.	Code of Ethics adopted by Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC, as distributors to Registrant – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

4.	Dean Investment Associates, LLC and Dean Financial Services, LLC Code of Ethics and Insider Trading Policy - Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

5.	Dean Capital Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

6.	Silk Invest Limited Code of Ethics and Insider Trading Policy - Filed with Registrant’s registration statement on Form N-1A dated October 28, 2020 and incorporated herein by reference.

7.	Fisher Asset Management, LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

8.	Pekin Hardy Strauss, Inc. Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

9.	Channel Investment Partners LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated July 31, 2020 and incorporated herein by reference.

10.	SBAuer Funds, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2021 and incorporated herein by reference.

11.	Crawford Investment Counsel, Inc. Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated April 26, 2019 and incorporated herein by reference.

12.	Standpoint Asset Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

13.	Absolute Investment Advisers LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

14.	St. James Investment Company, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

15.	Ballast Asset Management, LP Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

16.	Little Harbor Advisors, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated August 17, 2021 and incorporated herein by reference.

17.	OneAscent Investment Solutions, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

18.	Teachers Advisors, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

19.	AlphaTrAI Funds, Inc. Code of Ethics – To be filed by subsequent amendment.

20.	Exchange Traded Concepts, LLC Code of Ethics – To be filed by subsequent amendment.

(q)	Proxy Voting Policies.

	1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

3.	Proxy Voting Policy and Procedures adopted by Channel Investment Partners LLC – Filed with Registrant’s registration statement on Form N-1A dated July 31, 2020 and incorporated herein by reference.

4.	Proxy Voting Policy and Procedures adopted by Pekin Hardy Strauss, Inc. as adviser to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

5.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as adviser to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

6.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

7.	Proxy Voting Policy adopted by Fisher Asset Management, LLC as adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds – Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

8.	Proxy Voting Policy adopted by Silk Invest Limited as adviser to Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

9.	Proxy Voting Policy adopted by Standpoint Asset Management, LLC as adviser to Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

10.	Proxy Voting Policy adopted by Absolute Investment Advisers, LLC as adviser to Absolute Core Strategy ETF – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

11.	Proxy Voting Policy adopted by Ballast Asset Management, LP as adviser to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

12.	Proxy Voting Policy adopted by Little Harbor Advisors, LLC as adviser to LHA Tactical Beta Variable Series Fund – Filed with Registrant’s registration statement on Form N-1A dated August 17, 2021 and incorporated herein by reference.

13.	Proxy Voting Policy adopted by OneAscent Investment Solutions, LLC as adviser to OneAscent Large Cap Core ETF, the OneAscent Core Plus Bond ETF, the OneAscent International Equity Fund, and the OneAscent Emerging Markets Fund – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2021 and incorporated herein by reference.

14.	Proxy Voting Policy adopted by Exchange Traded Concepts, LLC as sub-adviser to each of the AlphaTrAI ETFs – To be filed by subsequent amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Dean Funds’ investment adviser, Dean Investment Associates LLC, is wholly owned by C.H. Dean, LLC, which is wholly owned by The C.H. Dean Companies, LLC. The Funds’ sub-adviser, Dean Capital Management, LLC, is controlled, by virtue of a 30% ownership in the sub-adviser, by C.H. Dean LLC. Dennis Dean and Terence Dean are deemed to control The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC by virtue of their controlling ownership interest in the companies. As of June 30, 2021, The C.H. Dean Companies, LLC owned 5.11%, Dennis Dean beneficially owned 7.84% and Terence Dean beneficially owned 8.29% of the Dean Mid Cap Fund. As a result, the Dean Mid Cap Fund may be deemed to be under common control with its investment adviser and sub-adviser. Each of the above-named companies is organized under the laws of Ohio.

Fisher Asset Management, LLC, d/b/a Fisher Investments is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As of December 28, 2021 the Adviser owned close to 100% of the shares of the Tactical Multi-Purpose Fund, and it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Tactical Multi-Purpose Fund may be deemed to be under common control with its investment adviser. As of December 28, 2021 the Adviser owned close to 100% of the shares of the Fisher Investments Institutional Group Stock Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, the Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans, the Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund, the Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund, and the Fisher Investments Institutional Group U.S. Small Cap Equity Fund. As a result, each of these Funds may be deemed to be under common control with its investment adviser. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

Mr. John H. Crawford, III, Mr. John H. Crawford, IV, and Mr. David B. Crawford each own more than 25% of the Crawford Funds’ investment adviser, Crawford Investment Counsel, Inc. As such, they control the Adviser. As of March 31, 2021, more than 25% of the shares of the Funds were owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority and it is anticipated that this will be the case in the future. As a result, the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and the Crawford Multi-Asset Income Fund may be deemed to be under common control with Crawford Investment Counsel, Inc., which is organized under the laws of Georgia.

Mr. Robert C. Auer owns more than 75% of the Auer Growth Fund’s investment adviser, SBAuer Funds, LLC, and, as of February 28, 2022, owned 15.24% of Auer Growth Fund (the “Auer Fund”). As a result, the Auer Fund may be deemed to be under common control with SBAuer Funds, LLC, which is organized under the laws of Indiana.

Item 30.	Indemnification.

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Distribution Agreement with Ultimus Fund Distributors, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust.

The Distribution Agreement with Ultimus Fund Distributors, LLC further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Distribution Agreement with Northern Lights Distributors, LLC provides that the Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

The Distribution Agreement with Northern Lights Distributors, LLC further provides that the Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

The Registrant may maintain a standard trustees and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its trustees and officers, and may cover the advisers and their affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers.

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund, each a series of the Trust. John H. Crawford III serves as Founder, Chief Investment Officer and Portfolio Manager of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

2.	Dean Investment Associates, LLC (“Dean”), serves as investment adviser to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Debra E. Rindler and Pamela Miller are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-adviser to the Dean Funds. Douglas Leach and Steven Roth serve as portfolio managers and are owners and members of Dean Capital Management, LLC. Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

4.	Channel Investment Partners LLC (“Channel”) serves as the investment adviser to the Channel Short Duration Income Fund. Mr. Matthew Duch is the sole owner, Managing Member, President, Chief Investment Officer and Chief Compliance Officer of Channel. Further information about Channel can be obtained from the Form ADV Part I available on the IAPD.

5.	Pekin Hardy Strauss, Inc. (“Pekin”) serves as investment adviser to the Appleseed Fund. Brandon Hardy, William Pekin, Adam Strauss, Joshua Strauss and Patrick Herrington all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

6.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. David Gilreath and Mr. Ronald Brock are executive officers of SBA and members of Sheaff Brock Investment Advisors, LLC. Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part I available on the IAPD.

7.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. To the knowledge of Registrant, none of the directors or officers of Fisher Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Further information about Fisher Asset Management can be obtained from its Form ADV Part I available on the IAPD.

8.	Silk Invest Limited (“Silk Invest”) serves as the adviser to the Silk Invest New Horizons Frontier Fund. Silk Investment Management Ltd. is a majority owner of Silk Invest. Zin El Abidin Bekkali owns a controlling interest in Silk Investment Management Ltd. Mr. Bekkali is also the Chief Executive Officer & Group CIO of Silk Invest. Further information about Silk Invest can be obtained from its Form ADV Part I available on the IAPD.

9.	Standpoint Asset Management, LLC (“Standpoint”) serves as the adviser to the Standpoint Multi-Asset Fund. Standpoint Group, LLC is the majority owner of Standpoint. Eric Crittenden, William Bologna, Courtney Stover, Shawn Serikov, and Matthew Kaplan, who are operators and employees of Standpoint, own Standpoint Group, LLC. Further information about Standpoint can be obtained from its Form ADV Part I available on the IAPD.

10.	Absolute Investment Advisers LLC (“Absolute”) serves as the adviser to the Absolute Core Strategy ETF. Absolute is owned and controlled by James Compson and Brian Hlidek, who are employees of Absolute. Further information about Absolute can be obtained from its Form ADV Part I available on the IAPD.

11.	St. James Investment Company, LLC (“St. James”) serves as the subadviser to the Absolute Core Strategy ETF. St. James is owned and controlled by Robert Mark through Sibelius Holdings, LLC of which he is the sole controlling member, and Larry Redell. Further information about St. James can be obtained from its Form ADV Part I available on the IAPD.

12.	Ballast Asset Management, LP (“Ballast”) serves as the adviser to the Ballast Small/Mid Cap ETF. Ballast is owned and controlled by Inverdale Capital Management, LLC, which is owned and controlled by Ryan Martin and William Hardy. Further information about Ballast can be obtained from its Form ADV Part I available on the IAPD.

13.	Little Harbor Advisors, LLC (“LHA”) serves as the adviser to the LHA Tactical Beta Variable Series Fund. LHA is owned and controlled by John Hassett through his individual ownership and through TAI Equity Holdings, LLC, the managing member of LHA. Further information about LHA can be obtained from its Form ADV Part I available on the IAPD.

14.	OneAscent Investment Solutions, LLC (“OAIS”) serves as the adviser to the OneAscent Large Cap Core ETF, the OneAscent Core Plus Bond ETF, the OneAscent International Equity Fund and the OneAscent Emerging Markets Fund. OAIS is owned and controlled by OneAscent Holdings, LLC (“OAH”). Harry N. Pearson is the majority owner of OAH. Further information about OAIS can be obtained from its Form ADV Part I available on the IAPD.

15.	Teachers Advisors, LLC (“TAL”) serves as the subadviser to the OneAscent Core Plus Bond ETF. TAL is owned and controlled by Nuveen Finance, LLC which is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is a subsidiary, and represents the asset management division, of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is the ultimate principal owner of TA. Further information about TAL can be obtained from its Form ADV Part I available on the IAPD.

16.	AlphaTrAI Funds, Inc. (“AlphaTrAI”) serves as the adviser to the AlphaTrAI Large Cap Night ETF, the AlphaTrAI Mid Cap Night ETF, and the AlphaTrAI Small Cap Night ETF. AlphaTrAI is majority owned by AlphaTrAI Inc. and is governed by a Board of Directors. Further information about AlphaTrAI can be obtained from its Form ADV Part I to be made available on the IAPD.

17.	Exchange Traded Concepts, LLC (“ETC”) serves as the subadviser to the AlphaTrAI Large Cap Night ETF, the AlphaTrAI Mid Cap Night ETF, and the AlphaTrAI Small Cap Night ETF. ETC is owned and controlled by Cottonwood ETF Holdings, LLC (“Cottonwood”). Richard Hogan is the majority owner of Cottonwood. Further information about ETC can be obtained from its Form ADV Part I available on the IAPD.

Item 32.	Principal Underwriters.

1.	(a)	Ultimus Fund Distributors, LLC is the principal underwriter for some series of the Trust. Ultimus Fund Distributors, LLC serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

AlphaMark Investment Trust
ALTI Private Equity Access Fund
Bruce Fund, Inc.
CM Advisors Family of Funds
Caldwell Orkin Funds, Inc.
Capitol Series Trust
Centaur Mutual Funds Trust
Chesapeake Investment Trust
Commonwealth International Series Trust
Conestoga Funds

Connors Funds
Cross Shore Discovery Fund
Eubel Brady & Suttman Mutual Fund Trust

Fairway Private Equity & Venture Capital Opportunities Fund
HC Capital Trust
Hussman Investment Trust

Index Funds

Lind Capital Partners Municipal Credit Income Fund
Oak Associates Funds

Oakhurst Funds Trust Papp Investment Trust

Peachtree Alternative Strategies Fund

Red Cedar Fund Trust

Schwartz Investment Trust
Segall Bryant & Hamill Trust
The Cutler Trust
The Investment House Funds
Williamsburg Investment Trust
Ultimus Managers Trust
Unified Series Trust
Valued Advisers Trust

VELA Funds

Waycross Independent Trust
Yorktown Funds

(b)	The officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Douglas K. Jones	Vice President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal and AML Compliance Officer	AML Officer
Melvin Van Cleave	Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

2.	(a)	Northern Lights Distributors, LLC is the principal underwriter for some series of the Trust. Northern Lights Distributors serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Arrow ETF Trust, Arrow Investments Trust (ETF), Boyar Value Fund Inc., Copeland Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, New Age Alpha Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Investment Access Fund, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust, Uncommon Investment Funds Trust, Ultimus Manager’s Trust (ETF), Capitol Series Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The officers of Northern Lights Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Bill Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Treasurer, FINOP, CCO and AML Officer	AML Compliance Officer
David James	Manager	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b) (2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank
41 South High Street
Columbus, OH 43215

U.S. Bank, National Association
1555 N. Rivercenter Drive
Milwaukee, WI 53212

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Fifth Third Bank, National Association
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Pekin Hardy Strauss, Inc.
161 N. Clark Street, Suite 2200
Chicago, IL 60601

SB Auer Funds, LLC
8801 River Crossing Blvd., Suite 100
Indianapolis, IN 46240

Crawford Investment Counsel, Inc.
600 Galleria Parkway SE

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, OH 45431

Dean Capital Management, LLC
7400 West 130th Street, Suite 350
Overland Park, KS 66213

Channel Investment Partners LLC
4601 N. Fairfax Drive, Ste. 1200
Arlington, VA 22203

Fisher Asset Management, LLC
5525 NW Fisher Creek Drive
Camas, WA 98607

Silk Invest Limited
63/66 Hatton Garden
Fifth Floor Suite 23
London EC1N8LE

Standpoint Asset Management, LLC
4250 N. Drinkwater Blvd., Suite 300
Scottsdale, AZ 85251

Absolute Investment Advisers LLC
4 North Street, Suite 2
Hingham, MA 02043

St. James Investment Company, LLC
3838 Oak Lawn Avenue, Suite 1414
Dallas, TX 75219

Ballast Asset Management, LP
100 Crescent Court, Suite 1825
Dallas, TX 75201

Little Harbor Advisors, LLC
30 Doaks Lane
Marblehead, MA 01945

OneAscent Investment Solutions, LLC
23 Inverness Center Parkway
Birmingham, Alabama 35242

Teachers Advisors, LLC
730 Third Avenue
New York, NY 10017

AlphaTrAI Funds, Inc.
500 Tamal Plaza
Corte Madera, CA 94925

Exchange Traded Concepts, LLC
295 Madison Avenue, 26th Floor
New York, NY 10017

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the adviser manages.

Item 34.	Management Services - None.

Item 35.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on April 28, 2022.

UNIFIED SERIES TRUST

By:	/s/ Martin R. Dean**
Martin R. Dean, President

Attest:

By:	/s/ Zachary Richmond*+
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David R. Carson**	Interested Trustee	April 28, 2022
David R. Carson

/s/ Martin R. Dean**	President	April 28, 2022
Martin R. Dean

/s/ Zachary Richmond*+	Treasurer and CFO	April 28, 2022
Zachary Richmond

/s/ Daniel Condon*	Trustee	April 28, 2022
Daniel Condon

/s/ Gary E. Hippenstiel*	Trustee	April 28, 2022
Gary E. Hippenstiel

/s/ Stephen Little*	Trustee	April 28, 2022
Stephen Little

/s/ Ronald Tritschler*	Trustee	April 28, 2022
Ronald Tritschler

/s/ Kenneth Grant*	Trustee	April 28, 2022
Kenneth Grant

/s/ Elisabeth A. Dahl
Elisabeth A. Dahl, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated May 14, 2018 (+and May 17, 2018) and filed with Registrant’s registration statement on Form N-1A dated July 27, 2018 and incorporated herein by reference.

**	Signed pursuant to a Power of Attorney dated November 16, 2021 and filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
EX.99.i.	Legal Consent
EX.99.j.	Consent of Independent Registered Public Accounting Firm